SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
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Somanetics Corporation
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1653 East Maple Road
Troy, Michigan 48083-4208
NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 19, 2007
To the Shareholders of Somanetics Corporation:
     THIS IS OUR NOTICE TO YOU that the annual meeting of shareholders of Somanetics Corporation will be held at the Troy Marriott, 200 W. Big Beaver Road, Troy, Michigan 48084, at 10:00 a.m. eastern standard time on Thursday, April 19, 2007 for the following purposes:
1.	To select one director, to serve until the 2010 annual meeting of shareholders and until his successor is elected and qualified.
2.	To consider and act upon a proposal to approve an amendment to the Somanetics Corporation 2005 Stock Incentive Plan to increase the number of common shares reserved for issuance under the plan by 600,000 shares, from 600,000 to 1,200,000 shares.
3.	To transact such other business as may properly come before the meeting and any adjournment thereof.
     Only shareholders of record on February 19, 2007 will be entitled to notice of the meeting or any adjournment of the meeting and to vote at the meeting or any adjournment of the meeting.
     All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and return it as promptly as possible to ensure your representation at the meeting. A return postage-prepaid envelope is enclosed for that purpose. If you return the proxy, you may withdraw your proxy and vote your shares in person if you attend the meeting.
     Your attention is called to the attached proxy statement and the accompanying proxy. A copy of our annual report for the fiscal year ended November 30, 2006 accompanies this notice.
By order of the board of directors
Bruce J. Barrett
President and Chief Executive Officer
Troy, Michigan
February 28, 2007

SOMANETICS CORPORATION
1653 East Maple Road
Troy, Michigan 48083-4208
PROXY STATEMENT
Annual Meeting of Shareholders
April 19, 2007
General Information
     This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Somanetics Corporation. The proxies are being solicited for use at the 2007 annual meeting of shareholders to be held at the Troy Marriott, 200 W. Big Beaver Road, Troy, Michigan 48084, at 10:00 a.m. eastern time on Thursday, April 19, 2007, and at any adjournment of that meeting. The 2007 annual meeting of shareholders is being held for the purposes described in the notice of annual meeting of shareholders on the prior page. We expect that this proxy statement and accompanying proxy will be first sent or given to shareholders on or about February 28, 2007.
  Solicitation
     We will bear the entire cost of soliciting proxies in the enclosed form, including the costs of preparing, assembling, printing and mailing this proxy statement, the accompanying proxy and any additional information we furnish to shareholders. We may supplement our solicitation of proxies by mail with telephone, telegraph, facsimile, e-mail or personal solicitation by our directors, officers or other regular employees. We will not pay any additional compensation to our directors, officers or other regular employees for these services. We will request that brokers, nominees and other similar record holders forward soliciting material, and we will reimburse them upon request for their out-of-pocket expenses.
Voting Securities and Principal Holders
  Voting Rights and Outstanding Shares
     Only shareholders of record at the close of business on February 19, 2007 will be entitled to notice of the annual meeting or any adjournment of the meeting and to vote at the annual meeting or any adjournment of the meeting. As of the close of business on February 19, 2007, we had 13,165,127 outstanding common shares, $0.01 par value, the only class of our stock outstanding and entitled to vote.
     Each common share is entitled to one vote on each matter submitted for a vote at the meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding common shares entitled to vote, or 6,582,564 shares, is necessary to constitute a quorum for the transaction of business at the meeting or any adjournment of the meeting.

  Revocability of Proxies
     A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice of revocation to our Secretary or by executing and delivering to our Secretary a later dated proxy. A shareholder’s attendance at the meeting will not have the effect of revoking any proxy given by that shareholder unless the shareholder gives written notice of revocation to our Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, should be sent to Somanetics Corporation, 1653 East Maple Road, Troy, Michigan 48083-4208, Attention: Investor Relations Department.
     Valid proxies in the enclosed form that are returned in time for the meeting and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR the election as director of the nominee listed below, and FOR the proposed increase in the number of common shares reserved for issuance under the 2005 Stock Incentive Plan.
  Principal Holders of Our Voting Securities
     The following table contains information with respect to the beneficial ownership of our common shares as of February 19, 2007 by each person known to us to beneficially own more than five percent of our common shares, our only outstanding class of voting shares:

			Percentage of
	Amount and Nature of		Common Shares
Name and Address of Beneficial Owner	Beneficial Ownership		Owned (1)
FMR Corp.	1,953,310	(2)	14.8
82 Devonshire Street Boston, Massachusetts 02109

Bruce J. Barrett	746,610	(3)	5.4
1653 East Maple Road Troy, Michigan 48083-4208

James E. Flynn	742,000	(4)	5.6
780 Third Avenue, 37th Floor New York, New York 10017

MFC Global Investment Management (U.S.), LLC	685,190	(5)	5.2
101 Huntington Street Boston, Massachusetts 02199

(1)	Based on 13,165,127 common shares outstanding as of February 19, 2007.

(2)	The information with respect to FMR Corp. is based solely on a Schedule 13G report, dated February 14, 2007. FMR Corp. is a parent holding company. Fidelity Management & Research Company (“Fidelity”), 82 Devonshire Street, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under the Investment Advisers Act of 1940. Fidelity is the beneficial owner of the common shares reported above as a result of acting as investment adviser to various investment companies registered under the Investment Company Act of 1940. The ownership of one registered investment company, Fidelity Aggressive Growth Fund, 82 Devonshire Street, Boston, Massachusetts 02109, amounted to 991,100 shares, or 7.5% of the common shares outstanding. The ownership of one registered investment company, Fidelity Small Cap Stock Fund, 82 Devonshire Street, Boston, Massachusetts 02109, amounted to 770,305 shares, or 5.9% of the common shares outstanding. Edward C. Johnson 3d and FMR Corp., through its control of Fidelity and the funds, each has sole power to dispose of the shares owned by the funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR Corp., are the predominant owners, directly or through trusts, of Series B shares of common stock of FMR Corp., representing 49% of the voting power of FMR Corp. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of the Series B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees.

(3)	Includes 711,610 common shares that Mr. Barrett has the right to acquire within 60 days of February 19, 2007, 18,000 restricted common shares that vest in five equal annual installments beginning June 29, 2007, and 17,000 common shares owned jointly with his wife.

(4)	The information with respect to James E. Flynn and the other entities described in this footnote is based solely on a Schedule 13G report, dated February 15, 2007. Deerfield Capital, L.P. (“Deerfield Capital”) is a Delaware partnership that has shared voting and dispositive power over 264,304 common shares. Deerfield Partners, L.P. (“Deerfield Partners”) is a Delaware partnership that has shared voting and dispositive power over 117,294 common shares. Deerfield Special Situations Fund, L.P. (“Deerfield Special Situations”) is a Delaware partnership that has shared voting and dispositive power over 147,010 common shares. Deerfield Management Company, L.P. (“Deerfield Management”) is a New York partnership that has shared voting and dispositive power over 477,696 common shares. Deerfield International Limited (“Deerfield International”) is a British Virgin Islands corporation that has shared voting and dispositive power over 182,706 common shares. Deerfield Special Situations Fund International Limited (“Deerfield Special Situations International”) is a British Virgin Islands corporation that has shared voting and dispositive power over 294,990 common shares. Deerfield Capital’s, Deerfield Partners’, Deerfield Special Situations’, and Deerfield Management’s principal business offices are located at 780 Third Avenue, 37th Floor, New York, New York 10017. Deerfield International’s and Deerfield Special Situations International’s principal business offices are located at c/o Bisys Management, Bison Court, Columbus Centre, P.O. Box 3460, Road Town, Tortola, British Virgin Islands. None of these entities individually own more than five percent of the outstanding common shares. Due to the relationships between them, James E. Flynn and the other entities described in this footnote may be deemed to constitute a “group” with one another for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934.

(5)	The information with respect to MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) is based solely on a Schedule 13G report, dated February 8, 2007. Manulife Financial Corporation (“MFC”), 200 Bloor Street, East, Toronto, Ontario, Canada, M4W 1E5, is a Canadian parent holding company. MFC owns common shares through its indirect, wholly-owned subsidiaries, MFC Global (U.S.), MFC Global Investment Management (U.S.A.) Limited (“MFC Global”), 200 Bloor Street, East, Toronto, Ontario, Canada, M4W 1E5, and John Hancock Advisers, LLC (“JHA”), 601 Congress Street, Boston, Massachusetts 02210, all of which are investment advisers registered under the Investment Advisers Act of 1940. MFC Global has sole voting and investment power over 455 common shares. JHA shares voting and investment power with MFC Global (U.S.) over 550,000 common shares. MFC Global (U.S.) has sole voting and investment power over an additional 135,190 common shares. Through its parent-subsidiary relationship to MFC Global, JHA and MFC Global (U.S.), MFC may be deemed to have beneficial ownership of these same shares.
I. ELECTION OF DIRECTOR
     Our board of directors proposes that the person named below as “nominee for election as one of our directors for a three-year term” be elected as one of our directors, to hold office until the annual meeting of shareholders to be held in 2010 and until his successor is elected and qualified. Mr. Barrett was last elected as a director at the 2004 annual meeting of shareholders on March 31, 2004. If a quorum is present, the nominee receiving the greatest number of votes cast at the meeting or its adjournment will be elected. Withheld votes and broker non-votes will not be deemed votes cast in determining which nominee receives the greatest number of votes cast, but will be counted for purposes of determining whether a quorum is present. The persons named in the accompanying proxy intend to vote all valid proxies received by them FOR the election of the nominee listed below unless the person giving the proxy withholds authority to vote for this nominee. The nominee listed below has consented to serve if elected. If the nominee is unable or declines to serve, which we do not expect to happen, the proxy holders intend to vote the proxies in accordance with their best judgment for another qualified person.
     The following information is furnished as of February 19, 2007 with respect to our nominee for election as one of our directors, with respect to each person whose term of office as one of our directors will continue after the meeting, with respect to each of our executive officers who is named in the Summary Compensation Table below, and with respect to all of our directors and executive officers as a group:

				Amount and		Percentage
				Nature of		of
			Position and Offices	Common Shares		Common	Term
	Director		With Us and Other	Beneficially		Shares	to
Name	Since	Age	Principal Occupation	Owned		Owned(1)	Expire
NOMINEE FOR ELECTION AS ONE OF OUR DIRECTORS FOR A THREE-YEAR TERM

Bruce J. Barrett	6/94	47	President, Chief Executive Officer and a Director	746,610	(2)	5.4	2010

DIRECTORS CONTINUING IN OFFICE

Dr. James I. Ausman	6/94	69	Director, Somanetics, Clinical Professor of Neurosurgery at the University of California at Los Angeles, Consultant for Sg2 LLC, and Editor of Surgical Neurology	48,791	(3)	*	2008

Richard R. Sorensen	6/06	51	Director and Financial Advisor USB Financial Services, Inc.	0		0.0	2008

Daniel S. Follis	4/89	69	Director, President of Verschuren & Follis, Inc. and President of Follis Corporation	21,770	(4)	*	2009

Robert R. Henry	12/98	66	Director and President of Robert R. Henry & Co., Inc.	283,200	(5)	2.1	2009

OTHER EXECUTIVE OFFICERS

William M. Iacona				120,525	(6)	*
Dominic J. Spadafore				130,180	(7)	1.0
Mary Ann Victor				167,361	(8)	1.3
All directors and executive officers as a group (8 persons)				1,527,737	(9)	10.7

*	Less than 1 percent

(1)	Based on 13,165,127 common shares outstanding as of February 19, 2007. For purposes of the table above, and in accordance with the rules of the Securities and Exchange Commission, we deem common shares that are subject to options that are currently exercisable or exercisable within 60 days of February 19, 2007 to be outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, the persons or entities in this table have sole voting and investment power with respect to all of the common shares beneficially owned by them.

(2)	Includes 711,610 common shares that Mr. Barrett has the right to acquire within 60 days of February 19, 2007, 18,000 restricted common shares that vest in five equal annual installments beginning June 29, 2007, and 17,000 common shares owned jointly with his wife.

(3)	Includes 34,011 common shares that Dr. Ausman has the right to acquire within 60 days of February 19, 2007, 10,250 common shares owned jointly with his wife, and 4,530 shares held in an individual retirement account over which Dr. Ausman exercises sole voting and investment control.

(4)	Includes 13,500 common shares that Mr. Follis has the right to acquire within 60 days of February 19, 2007. The 21,770 common shares shown above as beneficially owned by Mr. Follis include 8,270 common shares owned by The Infinity Fund, a limited partnership in which Mr. Follis is a 24.7 percent limited partner and a 50 percent general partner and which is administered by Verschuren & Follis, Inc., a corporation in which Mr. Follis is a 50 percent shareholder, a director and the President.

(5)	Includes 26,500 common shares that Mr. Henry has the right to acquire within 60 days of February 19, 2007.

(6)	Includes 111,525 common shares that Mr. Iacona has the right to acquire within 60 days of February 19, 2007 and 9,000 restricted common shares that vest in five equal annual installments beginning June 29, 2007.

(7)	Includes 117,680 common shares that Mr. Spadafore has the right to acquire within 60 days of February 19, 2007, 9,000 restricted common shares that vest in five equal annual installments beginning June 29, 2007, and 3,500 common shares that Mr. Spadafore owns jointly with his spouse.

(8)	Includes 153,261 common shares that Ms. Victor has the right to acquire within 60 days of February 19, 2007, 9,000 restricted common shares that vest in five equal annual installments beginning June 29, 2007, 2,000 common shares held by Ms. Victor’s husband and 3,100 common shares held by Ms. Victor’s husband jointly with his mother.

(9)	Includes 1,168,087 common shares that all executive officers and directors as a group have the right to acquire within 60 days of February 19, 2007 and 45,000 restricted common shares that vest in five equal annual installments beginning June 29, 2007.
Biographical Information
     The following is a brief account of the business experience during the past five years of the nominee for our board of directors and of each of our directors whose term of office will continue after the meeting:
     Bruce J. Barrett. Mr. Barrett has served as our President and Chief Executive Officer and as one of our directors since June 1994. Earlier in his career, Mr. Barrett served as the Director, Hospital Products Division, for Abbott Laboratories, Ltd., a health care equipment manufacturer and distributor, and as the Director, Sales and Marketing, for Abbott Critical Care Systems, a division of Abbott Laboratories, Inc., a health care equipment manufacturer and distributor. While at Abbott Critical Care Systems, Mr. Barrett managed Abbott’s invasive oximetry products for approximately four years. Prior to joining Abbott Laboratories, he served as the group product manager of hemodynamic monitoring products of Baxter Edwards Critical Care, an affiliate of Baxter International, Inc., another health care equipment manufacturer and distributor. Mr. Barrett received a B.S. degree in marketing from Indiana State University and an M.B.A. degree from Arizona State University. Mr. Barrett is a party to an employment agreement with us that requires us to elect him to the offices he currently holds.
     James I. Ausman, M.D., Ph.D. Dr. Ausman has served as one of our directors since June 1994. He has been Clinical Professor of Neurosurgery at the University of California at Los Angeles since 2004 and Professor of the Department of Neurosurgery at the University of Illinois at Chicago since 1991 and served as its head from 1991 until September 2001. Since June 2006, he has served as a consultant for Sg2 LLC, a healthcare consulting firm. Since 1994, he has also been the editor of Surgical Neurology. He serves as the medical expert for KMIR 6 TV in Palm Desert, California. He and his wife, Carolyn, are the creators and executive producers of the PBS television show “The Leading Gen: What will you do with the rest of your life?” From July 2002 until December 2005, he served as a consultant for Navigant Consulting, Inc. (formerly The Tiber Group), a healthcare strategic planning and market research company. From September 1978 until August 1991, he was Chairman of the Department of Neurosurgery at Henry Ford Hospital in Detroit. From December 1987 until July 1991, he served as Director of the Henry Ford Neurosurgical Institute, also at Henry Ford Hospital. In addition, he was Clinical Professor of Surgery, Section of Neurosurgery at the University of Michigan in Ann Arbor from 1980 until 1991. Dr. Ausman received a B.S. degree in chemistry and biology from Tufts University, a Doctorate of Medicine from Johns Hopkins University School of Medicine, a Masters of Arts in Physiology from the State University of New York at Buffalo, and a Ph.D. in Pharmacology from George Washington University. He has also received graduate training in neurosurgery at the University of Minnesota and has obtained board certification from the American Board of Neurological Surgery.
     Richard R. Sorensen. Mr. Sorensen has served as one of our directors since June 2006. Since June 2005, he has served as a financial advisor with UBS Financial Services, Inc., a firm providing financial advisory and brokerage services. From September 1998 to June 2005, he served at Superior Consultant Holdings Corporation, a publicly-traded provider of information technology, consulting and outsourcing to hospitals and healthcare systems, most recently as its Chief Financial Officer from October 2000 to June 2005. Superior Consultant Holdings Corporation merged with Affiliated Computer Services, Inc. in January 2005. Previously he served as an audit partner with Plante & Moran LLP, a professional service firm, including an independent registered public accounting firm, providing tax, assurance and business consulting services in Michigan, Ohio and Illinois. Mr. Sorensen received a BBA degree in accounting from University of Michigan.
     Daniel S. Follis. Mr. Follis has served as one of our directors since April 1989. Since 1981, he has served as President of Verschuren & Follis, Inc., which advises and administers The Infinity Fund, a limited partnership that invests in emerging growth companies. Since 1995 he has also served as President of Follis Corporation, a sales and marketing company engaged in media sales, television production, serving as a manufacturer’s representative and investment management. Mr. Follis received a B.A. degree in business from Michigan State University.
     Robert R. Henry. Mr. Henry has served as one of our directors since December 1998. He has been President of Robert R. Henry & Co., Inc., a financial consulting and investment firm, since 1989. Mr. Henry served as an advisory director of Morgan Stanley & Co. Incorporated from 1989 until March 2006, and from 1977 to 1989 was a managing director of Morgan Stanley. He received an M.B.A. from Harvard Business School and a B.A. from Williams College.
Corporate Governance
  Independence
     Our board of directors has determined that Dr. Ausman and Messrs. Follis, Henry and Sorensen are independent under the listing standards of The Nasdaq Stock Market, Inc. Marketplace Rules, as those standards have been modified or supplemented.
  Board Meetings and Annual Meeting Attendance Policy
     During the fiscal year ended November 30, 2006, our board of directors held 12 meetings.
     We encourage all of our directors to attend the annual meeting of shareholders, if possible. All four of our then current directors attended the 2006 annual meeting of shareholders.
  Audit Committee
     Our board of directors has established a separately-designated, standing Audit Committee that consists of four directors and is established for the purpose of overseeing our accounting and financial reporting processes and audits of our financial statements. Mr. Henry (Chairman), Dr. Ausman, Mr. Follis and Mr. Sorensen are the current members of this committee. The Audit Committee:
•	is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us, including responsibility for the resolution of disagreements between management and the auditor regarding financial reporting; each such registered public accounting firm must report directly to the Audit Committee;

•	ensures that before the independent accountant is engaged by us to render audit or non-audit services, the engagement is approved by the Audit Committee or the engagement to render the service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee; this pre-approval authority may be delegated to one or more members of the Audit Committee;

•	takes, or recommends that the full board takes, appropriate action to oversee the independence of our independent accountants;

•	oversees our independent accountants’ relationship by discussing with our independent accountants the nature, scope and rigor of the audit process, receiving and reviewing audit and other reports from the independent accountants and providing our independent accountants with full access to the committee and the board to report on any and all appropriate matters;

•	reviews and discusses the audited financial statements and the matters required to be discussed by SAS 61 with management and the independent accountants, including discussions concerning the independent accountant’s judgments about the quality of our accounting principles, applications and practices as applied in our financial reporting;

•	recommends to the board whether the audited financial statements should be included in our Annual Report on Form 10-K;

•	reviews with management and the independent accountants the quarterly financial information before we file our Form 10-Qs; this review is performed by the committee or its chairperson;

•	discusses with management and the independent accountants the quality and adequacy of our internal controls;

•	establishes procedures for (1) the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and (2) confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•	reviews related party transactions required to be disclosed in our proxy statement for potential conflict of interest situations and approves all such transactions;

•	discusses with management the status of pending litigation as it pertains to the financial statements and disclosure and other areas of oversight as the committee deems appropriate; and

•	reports committee activities to the full board.
During the fiscal year ended November 30, 2006, our Audit Committee held eight meetings.
     Our board of directors has adopted a written charter for the Audit Committee, a current copy of which is available to shareholders on our website, at http://www.somanetics.com.
  Audit Committee Financial Experts
     Our board of directors has determined that Mr. Henry and Mr. Sorensen are Audit Committee financial experts, as defined by the Securities and Exchange Commission, serving on our Audit Committee. Mr. Henry and Mr. Sorensen are independent as independence for audit committee members is defined in the listing standards of The Nasdaq Stock Market, Inc. Marketplace Rules. Mr. Henry’s experience that qualifies him as our Audit Committee financial expert includes investment banking experience serving as managing director of Morgan Stanley from 1977 to 1989, corporate securities underwriting experience with Morgan Stanley from 1965 to 1977 and an M.B.A. from Harvard Business School in 1964. Mr. Sorenson’s experience that qualifies him as our Audit Committee financial expert includes his former position as Chief Financial Officer of Superior Consult Holdings Corporation, a publicly-traded company, and his service as an audit partner with Plante& Moran LLP. See “Biographical Information.”
  Audit Committee Report
     Our Audit Committee has:
•	reviewed and discussed our audited financial statements for the fiscal year ended November 30, 2006 with our management;

•	discussed with our independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•	received the written disclosures and the letter from our independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T; and

•	discussed with our independent accountants our independent accountants’ independence.
Based on the review and discussions described above in this paragraph, our Audit Committee recommended to our board of directors that the audited financial statements for the fiscal year ended November 30, 2006 be included in our Annual Report on Form 10-K for the fiscal year ended November 30, 2006 for filing with the Securities and Exchange Commission.
     Management is responsible for the Company’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the field of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

     Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that our Company’s independent accountants are in fact “independent.”
By the Audit Committee
Robert R. Henry, Chairman
James I. Ausman, M.D., Ph.D.
Daniel S. Follis
Richard R. Sorensen
  Compensation Committee
     Our board of directors has a standing Compensation Committee which consists of four directors. Mr. Follis (Chairman), Dr. Ausman, Mr. Henry and Mr. Sorensen are the current members of this Committee. The Compensation Committee makes recommendations to the board of directors with respect to compensation arrangements and plans for executive officers and directors of the Company and administers the Company’s 1991 Incentive Stock Option Plan, 1997 Stock Option Plan, and 2005 Stock Incentive Plan. During the fiscal year ended November 30, 2006, the Compensation Committee held ten meetings.
     Our board of directors has adopted a written charter for the Compensation Committee, a current copy of which is available to shareholders on our website, at http://www.somanetics.com.
     The Committee generally meets in connection with regularly scheduled quarterly and annual meetings of the board of directors, with additional meetings held as often as its members deem necessary to perform its responsibilities. The Committee generally considers an annual bonus plan near the beginning of the year, in connection with, or after, review and approval of our business plan for the year, with payouts usually reviewed and determined at the regular meeting held after the end of each quarter. In fiscal 2006, however, the Committee deferred recommendation of the annual bonus plan until after completion of our public offering of common shares in March 2006. The Committee generally considers annual equity incentive grants at the time of the annual meeting of shareholders, although it may be earlier or later in the year, depending various factors, such as the date of the last award and Committee deliberations about proposed awards or other compensation. The Committee generally considers annual salary changes at its first meeting after August 1 each year.
     The Committee may delegate any of its responsibilities to subcommittees as the Committee deems appropriate, provided that subcommittees are composed entirely of independent directors. The Committee has the authority to retain a compensation consultant to assist in the evaluation of compensation, and has the sole authority to retain and terminate such firm and to approve its fees and other retention terms. The Committee also has authority to retain other advisors. We must provide appropriate funding for payment of compensation to any consulting firm or other advisors employed by the Committee.

     The Committee has not retained a compensation consultant or other advisor. Proposals regarding compensation of executive officers and directors (including recommending bonus formulas and plans, performance measures, compensation and award levels, and payout amounts) are generally made by management. Our Secretary generally prepares materials and agendas for Committee meetings, attends the meetings and keeps the minutes of the meetings. Our Chief Executive Officer generally attends Committee meetings, but is not present during voting or deliberations regarding his compensation.
     In evaluating these proposals, the Compensation Committee relies primarily on its members’ reviews of information from proxy statements of companies with the same Standard Industrial Classification Code number as ours, comparable market capitalization and comparable revenues as selected and gathered by management and the Chairman of the Compensation Committee, its members’ reviews of summaries of past salaries and bonuses of, and equity awards to, our executive officers, and previous bonus plans and employment and severance agreements, its members’ reviews of the information contained in our proxy statement, and its members’ subjective review of the reasonableness and fairness of proposed compensation in light of our size and results of operations and the objectives of such compensation. In fiscal 2006, the Compensation Committee also reviewed a report management purchased from the Investor Responsibility Research Center regarding stock plan dilution and information received by management from executive recruiters.
  Compensation Committee Interlocks and Insider Participation
     During the fiscal year ended November 30, 2006, Dr. Ausman, Mr. Follis (Chairman) and Mr. Henry served as the members of our Compensation Committee. None of the members of our Compensation Committee was, during the fiscal year ended November 30, 2006, one of our officers or employees, or one of our former officers. None of the committee members had any relationship requiring disclosure by us pursuant to Securities and Exchange Commission rules regarding disclosure of related-party transactions.
  Compensation Committee Report
     Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth below under the caption “Executive Compensation – Compensation Discussion and Analysis” with our management. Based on this review and discussion, our Compensation Committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended November 30, 2006.
By the Compensation Committee
Daniel S. Follis, Chairman
James I. Ausman, M.D., Ph.D.
Robert R. Henry
Richard R. Sorensen

  Nominating Committee
     Our board of directors has a standing Nominating Committee which consists of three directors. Dr. Ausman (Chairman), Mr. Follis and Mr. Henry are the current members of this committee. The Nominating Committee identifies individuals to become board members and selects, or recommends for the board’s selection, director nominees to be presented for shareholder approval at the annual meeting of shareholders or to fill any vacancies. During the fiscal year ended November 30, 2006, the Nominating Committee held six meetings.
     Our board of directors has adopted a written charter for the Nominating Committee, a current copy of which is available to shareholders on our website, at http://www.somanetics.com.
     The Nominating Committee’s policy is to consider any director candidates recommended by shareholders. Such recommendations must be made pursuant to timely notice in writing to our Secretary, at Somanetics Corporation, 1653 East Maple Road, Troy, Michigan 48083-4208. To be timely, the notice must be received at our offices at least 120 days before the anniversary of the mailing of our proxy statement relating to the previous annual meeting of shareholders. The notice must set forth:
•	with respect to the director candidate,
•	the candidate’s name, age, business address and residence address,

•	the candidate’s principal occupation or employment,

•	the number of our common shares beneficially owned by the candidate,

•	information with respect to the candidate’s independence, as defined under Nasdaq’s listing standards for independent directors in general and with respect to Audit Committee members,

•	information with respect to other boards on which the candidate serves,

•	information with respect to direct or indirect transactions, relationships, arrangements and understandings between the candidate and us and between the candidate and the shareholder giving the notice, and

•	any other information relating to the candidate that we would be required to disclose in our proxy statement if we were to solicit proxies for the election of the candidate as one of our directors or that is otherwise required under Securities and Exchange Commission rules, including the candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and
•	with respect to the shareholder giving the notice,
•	the name and address of the shareholder as they appear on our stock transfer records, and

•	the number of our common shares beneficially owned by the shareholder (and the period they have been held).
The Nominating Committee has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Nominating Committee uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the Nominating Committee and our then current needs, although the committee does not believe there would be any difference in the manner in which it evaluates nominees based on whether the nominee is recommended by a shareholder. Historically, nominees have been existing directors or business associates of our directors or officers. Mr. Sorensen was appointed by the board of directors in June 2006 to fill a newly-created vacancy in the board based on the Nominating Committee’s recommendation. Mr. Sorensen was recommended to the Nominating Committee by one of our executive officers, other than our Chief Executive Officer.
Code of Business Conduct and Ethics
     We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:
•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission and in other public communications we make;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting of violations of the code to an appropriate person or persons named in the code; and

•	Accountability for adherence to the code.
     This Code of Business Conduct and Ethics is attached to our Annual Report on Form 10-K for the fiscal year ended November 30, 2003 as Exhibit 14.1. We have also posted it on our website at http://www.somanetics.com. We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics. Requests for a copy of our Code of Business Conduct and Ethics should be made to our Secretary at Somanetics Corporation, 1653 East Maple Road, Troy, Michigan 48083-4208. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and that relates to any element of the code definition enumerated in Securities and Exchange Commission, Regulation S-K, Item 406(b) by posting such information on our website at http://www.somanetics.com within four business days following the date of the amendment or waiver.
Review, Approval or Ratification of Transactions with Related Persons
     Our board of directors has adopted a written Related Party Transactions Policy. We have posted it on our website at http://www.somanetics.com. In general, it is our policy to avoid related-party transactions. If a “Related Party Transaction” is offered that appears to be in our best interests, then the policy provides a process to review and approve the transaction. Under this policy, a Related Party Transaction will be consummated or will continue only if:
•	our Audit Committee approves or ratifies the transaction and the transaction is on terms comparable to, or more beneficial to us than, those that could be obtained in arm’s length dealings with an unrelated third party; or

•	the transaction is approved by disinterested members of our board of directors; or

•	the transaction involves compensation approved by our Compensation Committee.
     For purposes of this policy, “Related Party” has the same meaning as “related person” under Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission, and includes:
•	any of our directors or executive officers,

•	any person who is known to us to be the beneficial owner of more than five percent of any class of our voting securities, and

•	any immediate family member of one of our directors or executive officers or person known to us to be a more than five percent shareholder.
     For purposes of this policy, a “Related Party Transaction” is a transaction in which we are a participant and in which any “Related Party” had or will have a direct or indirect material interest (including any transactions requiring disclosure under Item 404 of Regulation S-K), other than:
•	transactions available to all salaried employees generally, and

•	transactions involving less than $5,000 when aggregated with all similar transactions.
     Management will present to the Audit Committee for approval by the next regularly scheduled Audit Committee meeting any Related Party Transactions proposed to be entered into by us, including the proposed aggregate value of such transactions, if applicable, or Related Party Transactions may preliminarily be entered into by management subject to ratification by the Audit Committee. The Audit Committee will review and approve or disapprove such transactions, and at each subsequent regularly-scheduled Audit Committee meeting, management will update the Audit Committee as to any material change to the approved transactions. If such transactions are not ratified, management must make all reasonable efforts to cancel or annul the transaction.
     The policy also covers opportunities that are presented to an executive officer or director that may be available to us, either directly or by referral. Before the executive officer or director may consummate such an opportunity, it must be presented to the board of directors for consideration.
     The policy also requires that all Related Party Transactions be disclosed in our filings with the SEC to the extent required by the SEC’s rules, and that they be disclosed to the Audit Committee and, if material, to the full board of directors.

Shareholder Communications with the Board
     Our board of directors has a process for shareholders to send communications to the board of directors, its Nominating Committee or its Audit Committee, including complaints regarding accounting, internal accounting controls, or auditing matters. Communications can be sent to the board of directors, its Nominating Committee or its Audit Committee or specific directors either by regular mail to the attention of the board of directors, its Nominating Committee, its Audit Committee or specific directors, at our principal executive offices at 1653 East Maple Road, Troy, Michigan 48083-4208, or by e-mail to directors01@somanetics.com. All of these communications will be reviewed by our Secretary (1) to filter out communications that our Secretary deems are not appropriate for our directors, such as spam and communications offering to buy or sell products or services, and (2) to sort and relay the remainder (unedited) to the appropriate directors.
Executive Compensation
  Compensation Discussion and Analysis
     General Compensation Objectives. The Compensation Committee’s overall compensation objectives applicable to our executive officers are to provide a compensation package intended to attract, motivate and retain qualified executives and to provide them with incentives to achieve our annual goals and increase shareholder value. The Committee reviews these objectives each year in connection with its review of our proxy statement and has approved this philosophy. The Compensation Committee implements these objectives through salaries, bonuses, equity incentives, a 401(k) plan, employment and change in control agreements and miscellaneous personal benefits. We do not maintain any non-qualified deferred compensation plans or retirement or pension plans, other than our 401(k) Plan for our executive officers. Our objectives and reasons for selecting each of these elements are described below under the heading for the particular element.
     Our compensation philosophy is to emphasize compensation that provides executives with incentives to achieve our annual goals and increase shareholder value. To that end, as described below, we adopted a bonus plan that is tied directly to achieving net revenues and net income targets and individual executive goals (net revenues and operating income targets for fiscal 2007) (described below under “Bonuses”), and we award equity incentives designed for executive retention and to provide executives with incentives to increase shareholder value. Each is intended to represent a potentially significant portion of our executives’ total compensation. We strive to maintain an appropriate balance between incentives to achieve our financial performance and incentives to increase shareholder value, with the largest incentive to increase shareholder value. Target bonuses and severance payments are generally determined based on the executive’s salary, as described below under “Bonuses”. Therefore, changes in an executive’s salary generally change the amounts of these other elements of executive compensation. Equity incentives are generally determined based on the executive’s position.
     See “Corporate Governance – Compensation Committee” for a discussion of the members of the Compensation Committee, their independence, the Compensation Committee

Charter, the Compensation Committee’s meetings and procedures, and the role of executive officers in determining executive compensation.
     Benchmarking. In May 2006, in connection with the proposed annual award of equity incentives, the Committee reviewed information from approximately 35 proxy statements of companies with the same Standard Industrial Classification Code number as ours, comparable market capitalization and comparable revenues as selected and gathered by management and the Chairman of the Compensation Committee to assist the Committee in evaluating the reasonableness and fairness of our executive compensation. The Committee considers salaries, bonuses and annual equity incentive awards to be reasonable if they are in the range of those amounts at comparable companies in our industry, adjusted in the Committee’s subjective judgment for the size of the company (in terms of market capitalization, revenues and numbers of employees), the duties and experience of the applicable executive and our performance, unless there is a reason for the applicable compensation to be higher or lower.
     In fiscal 2006, the Compensation Committee also reviewed a report management purchased from the Investor Responsibility Research Center regarding stock plan dilution, which showed higher average annual dilution from equity compensation awards in high technology companies than those approved by the Committee in fiscal 2006. In fiscal 2006, the Committee also reviewed information received by management from executive recruiters regarding salary ranges for comparable executives.
     Based on its reviews, the Committee determined that Mr. Spadafore’s salary and commission compensation were at the lower end of the range and potentially lower than what would be offered by other companies and in September 2006 recommended a bigger increase in his salary in fiscal 2006 than those of the other executive officers. The Committee also determined that Mr. Barrett’s total salary, bonus and equity compensation was at the higher end of the range, but was reasonable in light of our recent revenues and net income, Mr. Barrett’s position as Chief Executive Officer, and his overall performance, including his overall direction of the Company and its product development and our successful public offering that closed in March 2006. The Committee determined that the salaries and total salary, bonus and equity compensation of other executive officers were in the range and that the equity compensation for fiscal 2006 was reasonable and fair. Based on its reviews, the Committee believes our executive officers’ total salaries, bonuses and equity compensation in fiscal 2006 was consistent with our financial performance and the individual performance of each of our executive officers and believes that such executive compensation is reasonable and fair.
     Salaries. The Compensation Committee’s policy is to provide salaries that it believes are necessary to attract and retain qualified executives. In determining its recommendations for executive officer salaries, the Compensation Committee generally relies to a significant extent on Mr. Barrett’s recommendations as our Chief Executive Officer and the Committee’s review of salaries paid to similar officers at comparable companies in our industry as described above under “Benchmarking”. In fiscal 2006, the Committee also reviewed information received by management from executive recruiters regarding salary ranges for comparable executives. The Compensation Committee also considers individual performance, the executive’s position and experience, our financial resources, performance and prospects, the executive’s existing salary and the salaries of our other officers and employees.
     In January 2006, the Committee recommended increases of $10,000 each in the salaries of Mr. Iacona and Ms. Victor primarily because of their promotions effective January 27, 2006 and the Committee’s evaluation of Mr. Barrett’s recommendations. In April 2006, in connection with the amendment and restatement of his employment agreement, the Compensation Committee recommended that Mr. Barrett’s salary increase from $258,544 to $300,000 and that his target bonus under our bonus plan decrease from 80% of his salary to 65% of his salary. The increase in his salary was primarily due to the Committee’s evaluation of our financial performance through March 2006 and Mr. Barrett’s negotiation in connection with the proposed amendment and restatement of his employment agreement.
     In September 2006, the Committee recommended salary increases of approximately an additional five percent effective August 1, 2006 for all executive officers (approximately 13 percent for Mr. Spadafore), based primarily on the Committee’s subjective evaluation of Mr. Barrett’s recommendations, our significant profitability in fiscal 2005, our performance in fiscal 2006 through the third quarter, the Committee’s review of salaries at comparable companies and information received by management from executive recruiters regarding salary ranges for comparable executives described under “Benchmarking” above and the Committee’s determination that Mr. Spadafore’s salary was at the lower end of the range of salaries for Vice Presidents of Sales and Marketing at comparable companies.
     Bonuses. The Compensation Committee’s policy is to make a meaningful portion of an executive’s compensation contingent on achieving our net revenues and net income targets and an executive’s individual objectives for the year (net revenues and operating income targets for fiscal 2007). These targets were chosen because the Committee believes they are key measures of our success. If targeted levels are reached, bonuses are generally 55% to 65% of the executive’s salary, varying based on the executive’s position and related influence on achievement of the objectives. In addition, the Compensation Committee’s policy is to consider discretionary bonuses, determined near the end of the fiscal year, to compensate executive officers for performance or achievements during the fiscal year not covered by bonuses paid earlier in the year. We do not have a policy regarding adjustment of bonus payments if the relevant performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of the payment, but we have not had such a restatement or adjustment.
     For fiscal 2006, we adopted the 2006 Incentive Compensation Plan for all non-commissioned officers and non-commissioned, full-time employees selected to participate in the plan by the Compensation Committee, including all of our executive officers, except Mr. Spadafore, who participates in a sales commission incentive program.
     Eighty percent of the potential bonuses under the plan were based on our net revenues (40%) and net income (40%), determined and payable quarterly (“Part A”). The quarterly bonus equaled (1) the percentage of our year-to-date net revenues compared to our net revenues targets, (2) multiplied by a factor, (3) multiplied by the employee’s salary, (4) multiplied by a “pay-out rate”, and (5) multiplied by .1 (i.e., eighty percent of the potential bonus, divided among the four quarters, divided between the net revenues and net income targets), plus (1) the percentage of our year-to-date net income compared to our net income targets, (2) multiplied by a factor, (3) multiplied by the employee’s salary, (4) multiplied by a “pay-out rate”, and (5) multiplied by .1 (i.e., eighty percent of the potential bonus, divided among the four quarters, divided between the net revenues and net income targets). No bonus was payable for net revenues or net income less than 85 percent of the net revenues or net income targets. The formula required an improvement over fiscal 2005 in net revenues and net income for every quarter.
     The factors ranged from .50 for net revenues and net income from 85 percent to 90 percent of the net revenues and net income targets to 1.25 for net revenues and net income in excess of 110 percent of the net revenues and net income targets. The factor equaled 1.00 for net revenues and net income equal to 100 percent of the net revenues and net income targets. These factors cause the related bonuses to increase or decrease as a percentage more than the percentage difference between actual net revenues and net income and their targets to provide executives with extra incentives to meet and exceed targets. The dollar increases in net revenues and net income, however, are significantly greater than the resulting dollar increase in bonuses, so we still benefit from meeting and exceeding targets. Pay-out rates were 65 percent for Mr. Barrett, 55 percent for Ms. Victor and 55 percent for Mr. Iacona. Bonuses based on net revenues and net income in excess of 100 percent of the net revenues and net income targets were paid after the end of the fiscal year.
     The other twenty percent of the bonuses under the plan was based on objectives for each employee (“Part B”). This portion of the bonus equaled (1) the percentage of objectives achieved, (2) multiplied by the employee’s salary, (3) multiplied by the “pay-out rate”, (4) multiplied by .2 (i.e., twenty percent of the total potential bonus), (5) multiplied by the percentage of our year-to-date net revenues compared to our net revenues target, and (6) multiplied by the percentage of our net income compared to our net income target. The individual objectives related to net income targets, the completion of our public offering and maintaining compliance with significant regulatory requirements.
     The Compensation Committee retained discretion to increase or decrease performance bonuses for executives under Part B, but decided not to increase or decrease performance bonuses for executives under Part B. In fiscal 2006, we met 98.5 percent, 102.2 percent, 102.5 percent and 96 percent of our cumulative net revenue targets and 134 percent, 176.4 percent, 137.2 percent and 129 percent of our cumulative net income targets through the first, second, third and fourth quarters, respectively, and, therefore, paid bonuses to our executive officers under Part A and Part B aggregating $445,614.
     For fiscal 2007, we have adopted a similar incentive compensation plan for executive officers, except that (1) targets are based on operating income, rather than net income, because the Committee believes operating income better reflects our ongoing business, (2) the portion of the bonus determined and payable after the end of the fiscal year separates the net revenues and operating income components and does not include individual objectives, because the Committee believes the individual executive officers should be focused on achieving net revenues and operating income results, rather than individual projects, and (3) lowered the threshold for bonuses to 80% and increased the factors to .60 to 1.80, because the Committee believes the 80% threshold promotes retention of executives and stability and additional incentives should be provided for exceeding the targets for fiscal 2007. The fiscal 2007 targets are consistent with our business plan so that executives have incentives to achieve our annual plans.
     For fiscal 2006, we adopted a sales commission arrangement that applied to Mr. Spadafore, our Vice President, Sales and Marketing. Under the arrangement, Mr. Spadafore received a commission equal to a fixed base amount, adjusted up or down by a percentage of the difference between our actual U.S. net revenues and our monthly net revenues targets. The commission was determined monthly and payable by the end of the following month. The targets were based on our initial fiscal 2006 business plan and required an improvement over fiscal 2005 in net revenues for every month. In addition, Mr. Spadafore was entitled to receive an additional percentage of our U.S. net revenues that exceeded the net revenues target for the year, although actual U.S. net revenues did not exceed the net revenues target for the year. This over-achievement commission was to be determined and payable after the end of the fiscal year based on the fiscal 2006 net revenues and targets. In fiscal 2006, we paid Mr. Spadafore bonuses aggregating $62,139 under this plan. The Compensation Committee reserved the right to make discretionary payments to Mr. Spadafore beyond those, if any, called for by this arrangement, but did not exercise that discretion.
     For fiscal 2007, we adopted a sales commission arrangement that applies to Mr. Spadafore. Under the arrangement, Mr. Spadafore receives a monthly commission equal to (1) (a) the percentage of our year-to-date U.S. net revenues compared to our U.S. net revenues targets for the applicable year-to-date period, up to 100%, (b) multiplied by a factor, (c) multiplied by approximately 56% of Mr. Spadafore’s salary, (d) multiplied by a fraction equal to the number of months in the year-to-date period, divided by 12, plus (2) one and one-half percent of the amount by which our year-to-date U.S. net revenues exceeds our U.S. net revenues target for the applicable year-to-date period, minus (3) any bonuses already paid under the plan for fiscal 2007. No bonus is payable for net revenues less than 80% of the net revenues targets. The factors range from .60 for net revenues and operating income from 80% to 84% of the net revenues targets to 1.00 for net revenues equal to, or greater than 99% of the net revenues targets. The commission is determined monthly and payable by the end of the following month. The targets require an improvement over fiscal 2006 in net revenues for every month consistent with our business plan.
     In addition, Mr. Spadafore receives an additional over-achievement commission equal to one and one-half percent of the amount by which our U.S. net revenues for fiscal 2007 exceeds our U.S. net revenues target for fiscal 2007. This over-achievement commission is determined and payable after the end of the fiscal year, provided that the payment shall be made on or before March 14, 2008. Our Compensation Committee also reserves the right to make discretionary payments to Mr. Spadafore beyond those, if any, called for by this arrangement. Net revenues will be as reported in the Company’s financial statements. Mr. Spadafore must be a full-time employee in good standing at the time of actual payment to receive payments under this arrangement.

     Equity Incentives. The Compensation Committee’s policy is to award stock options and/or restricted stock to each of our officers, employees and directors under our shareholder-approved 2005 Stock Incentive Plan to retain them and provide a long-term incentive to increase shareholder value. The Committee’s policy is that these equity incentives should be the largest portion of an executive’s or director’s potential compensation because it believes that increasing shareholder value is management’s primary objective.
     In fiscal 2006, the Committee recommended that the annual equity incentive awards to executive officers include an award of restricted stock to increase the retention value of the equity compensation, because restricted stock has some value even if the stock price declines, and to provide executives with incentives to increase shareholder value even if the stock price declines after the award date. While the significant unrealized value relating to in the money options held by our executives also causes them to have unrealized gains and losses when shareholder value increases or decreases, most of these options are fully vested, and provide limited incentives for executives to remain with us. Because executives are likely to have to sell restricted shares when they vest to pay the related taxes, the Compensation also granted stock options to executives in fiscal 2006 to maintain a long-term incentive to increase shareholder value and to retain executives even if their restricted stock is sold.
     The Committee’s policy is to fix the exercise price of the options at the fair market value of the underlying shares on the date of grant. The 2005 Stock Incentive Plan provides that subject to the anti-dilution provisions of the plan, without the approval of shareholders, we will not amend or replace previously granted options in a transaction that constitutes a “repricing” under Nasdaq Stock Market Marketplace Rules. Therefore, such options only provide compensation if the price of the underlying shares increases. The Committee previously determined fair market value based on the average of the high and low sales prices of the shares on the date of grant. As a result of the SEC’s new executive compensation disclosure rules the Committee began with its September 2006 grants to determine fair market value based on the closing sale price of the shares on the date of grant.
     The Committee does not have a policy of timing option grants in coordination with the release of material non-public information. The Committee generally considers annual equity incentive grants at the time of the annual meeting of shareholders, although it may be earlier or later in the year, depending on various factors, such as the date of the last award and Committee deliberations about proposed awards or other compensation. In fiscal 2006, because of further deliberations by the Committee, the annual option grant was made after the third quarter news release was published and in fiscal 2005, the annual option grant was made at the time of the annual meeting of shareholders.
     In fiscal 2006, the number of shares underlying options granted and the number of shares of restricted stock awarded to executives was determined based on the Committee’s judgment after reviewing management’s recommendations, the number of options previously granted to such person, the number of options granted in total and to persons in similar positions both at our company and at other companies deemed comparable to us (based on the report management purchased from the Investor Responsibility Research Center regarding stock plan dilution, which showed higher average annual dilution from equity compensation awards in high technology companies than those approved by the Committee in fiscal 2006, and the members’ review of proxy statements of comparable companies, as described in “Benchmarking” above), adjusted, in the Committee’s judgment, for differences in the size of our company and the number and duties of our executives, and the number of options remaining available for grant.
     Management’s recommendations were calculated so that the dilution from equity compensation would be substantially less than the average for high technology companies in the report purchased by management regarding stock plan dilution, primarily because we have fewer employees. Management’s recommendation allocated equal amounts to executive officers, except for the Chief Executive Officer, who received twice as much, primarily based on his position as Chief Executive Officer and ability to influence our overall performance, including his overall direction of the Company and its product development, and allocated half as many shares to restricted stock as were allocated to options. The Committee determined that such amounts were appropriate, reasonable and fair.
     We are seeking shareholder approval to increase the number of common shares reserved for issuance under our 2005 Stock Incentive Plan by 600,000 shares, as described in more detail in Part II of this proxy statement. Only 193,284 remain available for issuance under the 2005 Stock Incentive Plan, and the amendment is proposed to permit us to continue to make awards of stock options, restricted stock and restricted stock units under the 2005 Stock Incentive Plan. We estimate that the additional shares will allow us to continue to make awards for approximately three years before we will need to seek shareholder approval for additional shares.
     In addition, the Committee’s policy has been to grant options and restricted stock that vest over a specific period (five years in fiscal 2006) to provide the executive with an incentive to remain with us, to provide a long-term incentive and to lessen the accounting charge for such options (which is generally amortized over the vesting period). We do not, however, require that any portion of the shares acquired be held until retirement, we do not have any stock ownership requirements for executive officers or directors and we do not have a policy prohibiting a director or executive officer from hedging the economic risks of his or her stock ownership position. However, each of our executives has a significant number of exercisable options and we do not believe that any executive officer or director has hedged the economic risks of his or her stock ownership position.
     In addition, the vesting of all of our option and restricted share awards accelerate upon a change in control to provide a greater incentive for all optionees to complete change in control transactions that benefit shareholders by allowing them to participate in the benefits of the transaction regardless of whether their employment will continue. Also, the vested portion of options granted to executives and directors generally remain exercisable after termination of employment (other than termination for cause) until their original expiration date. The Committee’s policy is also to provide new executives with options to attract them to us based on negotiations with new executives, management’s recommendations and the Committee’s subjective judgment primarily after reviewing the number of options granted to our other executives.

     401(k) Plan. We have adopted a 401(k) plan to provide all eligible employees a means to accumulate retirement savings on a tax-advantaged basis, and our executive officers are eligible to participate in this plan on the same basis as other participants. Participants may defer specified portions of their compensation and (1) we match 200 percent of employee contributions up to a contribution by us equal to 4 percent of the employee’s compensation and (2) we may, but are not required to, make additional discretionary contributions. The amount of additional discretionary contributions are based on the Committee’s subjective judgment of what is appropriate, after reviewing management’s recommendation. As a result of the matching contribution implemented in 2004 to reward employees for their collective efforts in making us profitable, the Committee recommended that we not make an additional discretionary contribution to the 401(k) plan for fiscal 2006.
     Employment and Change in Control Agreements. The Compensation Committee’s policy is to have employment agreements with Messrs. Barrett and Spadafore initially because they were necessary to attract these officers. These agreements are continued (1) for Mr. Barrett, in part because expiration of the agreement would trigger a severance payment and to provide him with a specified minimum position and period of employment, and (2) to retain these officers and to provide them with specified minimum salaries, fringe benefits and severance benefits. We do not consider gains from prior option or stock exercises or awards in setting severance benefits.
     In June 2005, the Compensation Committee also recommended that we enter into Change in Control, Invention, Confidentiality, Non-Compete and Non-Solicitation Agreements with our other executive officers to provide them with specified severance benefits in the event of termination of employment by us without cause or by the employee for good reason in connection with a change in control. These benefits are intended to encourage these executives to remain employed through any transition period relating to a change in control and to permit these executive officers to focus their attention on performing their duties to us, rather than on the security of their employment. We do not consider gains from prior option or stock awards in setting severance benefits.
     See “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” below for a description of the terms of our employment agreements and Change in Control, Invention, Confidentiality, Non-Compete and Non-Solicitation Agreements.
     Miscellaneous Personal Benefits. Our policy with respect to personal benefits (other than severance pay) is that they should be kept to a minimum.
     Section 162(m) Policy. Generally, the Compensation Committee reserves the right to pay compensation to our executives in amounts it deems appropriate regardless of whether such compensation is deductible for federal income tax purposes. Equity incentives granted to executives are subject to limits on permitted federal income tax deductions related to those equity incentives, including under current treasury regulations concerning the $1,000,000 cap on executive compensation deductions under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee believes that such awards are more important to us than the potential loss of related compensation deductions relating to those equity incentives, especially in light of our net operating loss carryforwards and the non-cash nature of deductions available relating to some of these equity incentives.
     Nonetheless, we attempt to comply with Section 162(m) with respect to the grant of stock options to our executives by having them granted under shareholder approved plans with exercise prices equal to the fair market value of the underlying shares on the date of grant and having them granted (or recommended to the board for grant), by our Compensation Committee. We do not believe that Section 162(m) has prevented us from deducting compensation paid to our executive officers.
  Summary Compensation Table
     The following table sets forth information for the fiscal year ended November 30, 2006 concerning compensation of (1) all individuals serving as our principal executive officer during the fiscal year ended November 30, 2006, (2) all individuals serving as our principal financial officer during fiscal 2006, and (3) our other executive officers in fiscal 2006 who were serving as executive officers as of November 30, 2006 and whose total compensation exceeded $100,000:
SUMMARY COMPENSATION TABLE

						Non-Equity
						Incentive
						Plan	All Other
				Stock	Option	Compen-	Compen-
		Salary	Bonus	Awards	Awards	sation	sation	Total
Name and Principal Position	Year	($) (1)	($) (2)	($) (3)	($) (3)	($) (2)	($) (4)	($)
Bruce J. Barrett, President	2006	288,174	41,367	27,090	30,630	219,778	20,580	627,619
and Chief Executive Officer

William M. Iacona, Vice	2006	119,336	13,080	13,545	15,315	74,502	8,636	244,414
President, Chief Financial Officer, Treasurer and Controller

Dominic J. Spadafore, Vice President, Sales and Marketing	2006	148,172	16,074	13,545	15,315	46,065	18,363	257,534

Mary Ann Victor, Vice President	2006	132,182	14,469	13,545	15,315	82,418	9,697	267,626
and Chief Administrative Officer and Secretary

(1)	As described under “Compensation Discussion and Analysis”, Mr. Iacona and Ms. Victor each received a $10,000 increase in salary upon their promotions effective January 27, 2006, and Mr. Barrett’s salary increased from $258,544 to $300,000 effective April 19, 2006 in connection with the amendment and restatement of his employment agreement. Effective August 1, 2006, the salaries of the following executives were increased to the amount set forth next to his or her name: Bruce J. Barrett: $315,000; William M. Iacona: $124,852; Dominic J. Spadafore: $160,477; and Mary Ann Victor: $138,117. See “Compensation Discussion and Analysis” for an explanation of the amount of salary and bonuses in proportion to total compensation.

(2)	The 2006 Incentive Compensation Plan and the sales commission arrangement for Dominic Spadafore were adopted in March 2006, after completion of the first quarter and, therefore, the targets for the first quarter were not substantially uncertain at the time the target was established. Therefore, bonuses and commissions paid with respect to the first quarter are shown under the caption “Bonus”. The balance of the bonuses payable under the 2006 Incentive Compensation Plan and the sales commission arrangement are shown under the caption “Non-Equity Incentive Plan Compensation.” See “Compensation Discussion and Analysis – Bonuses” for a description of our bonus plans for executive officers.

(3)	For a discussion of the assumptions made in the valuation of the Stock Awards and Option Awards, see Note 7 of the Notes to Financial Statements, included in our annual report to shareholders for the fiscal year ended November 30, 2006, which accompanies this proxy statement.

(4)	Amounts for fiscal 2006 include (a) the following amounts paid by us for automobiles provided by us to Mr. Barrett and Mr. Spadafore (including amounts paid for lease or loan payments, maintenance and repair costs, and gasoline and other costs): $8,606 for Mr. Barrett and $7,200 for Mr. Spadafore; (b) the following matching contributions paid by us into our 401(k) plan on behalf of the following persons: $8,800 for Mr. Barrett, $8,296 for Mr. Iacona, $8,382 for Mr. Spadafore and $8,800 for Ms. Victor, and (c) the following premiums paid for additional disability insurance for the following persons: $3,174 for Mr. Barrett, $340 for Mr. Iacona, $2,781 for Mr. Spadafore and $897 for Ms. Victor.
  Grants of Plan-Based Awards
     The following table sets forth information concerning each grant of an award made during the fiscal year ended November 30, 2006 to each of our executive officers named in the Summary Compensation Table above.
GRANTS OF PLAN-BASED AWARDS — YEAR ENDED NOVEMBER 30, 2006

					All Other	All Other			Grant
					Stock	Option		Closing	Date Fair
					Awards:	Awards:	Exercise	Market	Value
		Estimated Future Payouts			Number	Number of	or Base	Price	of Stock
		Under Non-Equity Incentive			of Shares	Securities	Price	on the	and
		Plan Awards (1)			of Stock	Underlying	of Option	Date of	Option
	Grant	Threshold	Target	Maximum	or Units	Options	Awards	Grant	Awards
Name	Date	($)	($)	($)	(#) (2)	(#) (3)	($/Sh) (4)	($/Sh) (4)	($)
Bruce J. Barrett		94,112	203,217	272,667
	6/29/06				18,000				325,080
	6/29/06					36,000	$18.06	$18.79	367,560

William M. Iacona		31,226	67,361	90,355
	6/29/06				9,000				162,540
	6/29/06					18,000	$18.06	$18.79	183,780

Dominic J. Spadafore			78,750
	6/29/06				9,000				162,540
	6/29/06					18,000	$18.06	$18.79	183,780

Mary Ann Victor		34,543	74,517	99,955
	6/29/06				9,000				162,540
	6/29/06					18,000	$18.06	$18.79	183,780

(1)	See “Compensation Discussion and Analysis – Bonuses” for a description of our bonus plans for executive officers and the “Summary Compensation Table” under the “Bonus” and “Non-Equity Incentive Plan Compensation” columns for the amounts actually paid under our bonus plans for fiscal 2006 to our executive officers. Non-equity incentive plan awards to Messrs. Barrett and Iacona and Ms. Victor were made under the 2006 Incentive Compensation Plan. Non-equity incentive plan awards to Mr. Spadafore were made under a sales commission arrangement. The 2006 Incentive Compensation Plan does not have a maximum bonus because one of the factors in the quarterly and year-end bonus formulas is the percentage of our year to date net revenues and net income compared to our net revenues and net income targets, and the percentage is not capped (although the percentage of objectives achieved in the year-end Part B of the bonuses under the 2006 Incentive Compensation Plan cannot exceed 100%). The amount shown in the maximum column is based on net revenues and net income at 110% of target amounts because that level results in the highest “factor” in the bonus formula. Also, there is no minimum year-end Part B of the bonuses under the 2006 Incentive Compensation Plan. The amount shown in the minimum column is based on achieving 85% of the executive’s individual objectives and 85% of our net revenues and net income targets, because 85% is the threshold for percentage of net revenues and net income to target amounts for the quarterly bonuses. The numbers in the above table also assume no exercise of the Compensation Committee’s discretion to increase or decrease performance bonuses for executives under Part B. Mr. Spadafore’s commission arrangement did not have thresholds or maximums in fiscal 2006. His commission bonus increases or decreases with our net revenues compared to our net revenues targets. Therefore, the table shows only the amounts payable upon achievement of our targeted level of sales. As described in note 2 to the “Summary Compensation Table,” because of the timing of the adoption of the 2006 Incentive Compensation Plan and Mr. Spadafore’s commission arrangement, bonuses with respect to the first quarter of 2006 might not be pursuant to “non-equity incentive plans.” The table, however, includes the portion of the bonuses under the 2006 Incentive Compensation Plan and Mr. Spadafore’s commission arrangement with respect to the first quarter of fiscal 2006.

(2)	The stock awards listed in the table were awards of restricted shares to Messrs. Barrett, Iacona and Spadafore and Ms. Victor in fiscal 2006 under our 2005 Stock Incentive Plan. Each of these restricted share awards vests in five equal annual installments beginning June 29, 2007. The restrictions also lapse in full upon a “Change in Control” as defined in the 2005 Stock Incentive Plan. Restricted shares are entitled to any dividends paid with respect to our outstanding common shares, although we have never paid cash dividends on our common shares and do not expect to pay such dividends in the foreseeable future.

(3)	The options listed in the table are ten-year, non-qualified stock options granted to Messrs. Barrett, Iacona and Spadafore and Ms. Victor in fiscal 2006 under our 2005 Stock Incentive Plan, exercisable at the then current fair market value of the underlying common shares. Each of these options is exercisable in five equal annual installments beginning June 29, 2007. Each option also becomes immediately exercisable in full upon a “Change in Control” as defined in the 2005 Stock Incentive Plan. The portion of these options that is exercisable at the date of termination of employment remains exercisable until the expiration date of the option, unless termination is for cause. If, upon exercise of any of the options, we must pay any amount for income tax withholding, in the Compensation Committee’s or the board of directors’ sole discretion, either the optionee will pay such amount to us or we will appropriately reduce the number of common shares we deliver to the optionee to reimburse us for such payment. The Compensation Committee or the board may also permit the optionee to choose to have these shares withheld or to tender common shares the optionee already owns. The Compensation Committee or the board may also make such other arrangements with respect to income tax withholding as it shall determine.

(4)	We previously determined fair market value for purposes of determining the exercise price of options granted under the 2005 Stock Incentive Plan based on the average of the high and low sales prices of the underlying shares on the date of grant. As a result of the SEC’s new executive compensation disclosure rules we began with our September 2006 grants (none of which were granted to directors or executive officers) to determine fair market value based on the closing sale price of the shares on the date of grant.
  Employment Contracts and Termination of Employment and Change-in-Control Arrangements
     Bruce J. Barrett. Pursuant to an employment agreement entered into in May 1994 and amended and restated in April 2006, we employ Bruce J. Barrett as our President and Chief Executive Officer. His employment under the agreement expires on April 30, 2009, unless earlier terminated as provided in the agreement. Mr. Barrett’s annual salary is currently $315,000, which may be increased, but not decreased, in the discretion of our board of directors. The agreement provides that the board of directors must establish a bonus plan in which Mr. Barrett is eligible to participate for each fiscal year during the term of the agreement, and that Mr. Barrett’s target bonus (the bonus payable if targets are 100 percent met, but not necessarily the actual amount of the bonus payable under the plan) under the plan must be at least 65 percent of Mr. Barrett’s salary, which percentage is subject to increase, but not decrease by the Board of Directors.
     Under the terms of the agreement, Mr. Barrett is entitled to various fringe benefits under the agreement, including (1) insurance, vacation, other employee benefit plans and business expense reimbursement applicable to our other similar employees, (2) an automobile, with all expenses paid by us, up to $20,000 a year, subject to increase, but not decrease, in the discretion of our board of directors, and (3) reimbursement for all costs of a cellular phone and related phone service and Internet access through an air card in his laptop computer, both primarily in connection with our business.

     Upon termination of employment by us without cause, by Mr. Barrett for good reason or because the agreement expires without our offering to renew it on the same terms for at least one year, Mr. Barrett is entitled to (1) continuation of the fringe benefits applicable to similar employees, including insurance and applicable employee benefit plans, but not vacation and business expense reimbursement, for one year after termination, at our expense, (2) a lump sum payment within 10 business days after termination equal to (a) one year’s salary, plus (b) the target bonus for the year in which termination occurs plus an additional pro rata portion of the target bonus for the portion of the year through the date of termination (less any amounts already paid), plus (c) an amount equal to the cost of his automobile, cellular phone and Internet access for one year. Mr. Barrett has agreed not to compete with us during the term of his employment and for one year following termination of his employment, and not to solicit our employees during the term of his employment and for five years following termination of his employment. He has also agreed to various confidentiality and assignment of invention obligations.
     Dominic J. Spadafore. Pursuant to an employment agreement entered into in August 2002 and amended and restated in June 2005, we employ Dominic J. Spadafore as our Vice President of Sales and Marketing, or in such other position as the board of directors determines. His employment under the agreement expires upon his death, termination by us upon his disability or with or without cause or termination by Mr. Spadafore. Mr. Spadafore’s annual salary is currently $160,477, which may be increased, but not decreased, by the board of directors. Mr. Spadafore is also entitled to participate in commission incentive plans. Under the terms of the agreement, Mr. Spadafore is entitled to various fringe benefits under the agreement, including insurance, vacation, other employee benefit plans and business expense reimbursement applicable to our other similar employees.
     The agreement provides for severance benefits equal to one year’s salary upon termination of employment without cause or for good reason 90 days before to one year after a change of control of the Company that occurs by June 13, 2008. Mr. Spadafore has agreed not to compete with us during the term of his employment and for one year following termination of his employment, and not to solicit our employees during the term of his employment and for five years following termination of his employment. He has also agreed to various confidentiality and assignment of invention obligations.
     Change in Control, Invention, Confidentiality, Non-Compete and Non-Solicitation Agreements. In June 2005, we entered into Change in Control, Invention, Confidentiality, Non-Compete and Non-Solicitation Agreements with two of our executive officers: William M. Iacona and Mary Ann Victor. These agreements provide for severance benefits equal to one year’s salary upon termination of employment without cause or for good reason 90 days before to one year after a change of control of the Company that occurs by June 13, 2008. Each of these officers has agreed not to compete with us during the term of his or her employment and for one year following termination of his or her employment, and not to solicit our employees during the term of his or her employment and for five years following termination of his or her employment. Each of these officers has also agreed to various confidentiality and assignment of invention obligations.

     Equity Award Terms. All options and restricted stock granted under our stock option plans that are not already 100 percent exercisable immediately, including options and restricted stock granted to Messrs. Barrett, Iacona and Spadafore and Ms. Victor, become 100 percent exercisable upon specified changes in control of our company.
  Outstanding Equity Awards at Fiscal Year End
     The following table sets forth information concerning unexercised options and stock that has not vested for each of our executive officers named in the Summary Compensation Table above that is outstanding as of November 30, 2006:
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END — NOVEMBER 30, 2006

	Option Awards					Stock Awards
							Market
	Number of		Number of			Number of	Value of
	Securities		Securities			Shares or	Shares or
	Underlying		Underlying			Units of	Units of
	Unexercised		Unexercised	Option		Stock That	Stock That
	Options		Options	Exercise	Option	Have Not	Have Not
	(#)		(#)	Price	Expiration	Vested	Vested
Name	Exercisable		Unexercisable	($)	Date	(#)	($)
Bruce J. Barrett	129,691	(1)	0	$5.88	04/02/08
	60,000	(2)	0	$3.56	05/20/09
	40,000	(3)	0	$2.88	02/16/10
	50,000	(4)	0	$1.97	12/04/10
	168,000	(5)	0	$2.00	03/05/11
	100,000	(6)	0	$2.95	05/10/12
	132,000	(7)	0	$3.89	08/13/13
	31,919	(8)	0	$13.55	04/21/15
	0		36,000 (9)	$18.06	06/29/16
						18,000 (9)	349,200

William M. Iacona	60,000	(6)	0	$2.95	05/10/12
	40,000	(7)	0	$3.89	08/13/13
	11,525	(8)	0	$13.55	04/21/15
	0		18,000 (9)	$18.06	06/29/16
						9,000 (9)	174,600

Dominic J. Spadafore	70,000	(10)	0	$2.30	08/01/12
	36,000	(7)	0	$3.89	08/13/13
	11,680	(8)	0	$13.55	04/21/15
	0		18,000 (9)	$18.06	06/29/16
						9,000 (9)	174,600

	Option Awards					Stock Awards
							Market
	Number of		Number of			Number of	Value of
	Securities		Securities			Shares or	Shares or
	Underlying		Underlying			Units of	Units of
	Unexercised		Unexercised	Option		Stock That	Stock That
	Options		Options	Exercise	Option	Have Not	Have Not
	(#)		(#)	Price	Expiration	Vested	Vested
Name	Exercisable		Unexercisable	($)	Date	(#)	($)
Mary Ann Victor	14,000	(1)	0	$5.88	04/02/08
	5,000	(2)	0	$3.56	05/20/09
	12,000	(3)	0	$2.88	02/16/10
	15,000	(4)	0	$1.97	12/04/10
	4,400	(5)	0	$2.00	03/05/11
	46,000	(6)	0	$2.95	05/10/12
	44,000	(7)	0	$3.89	08/13/13
	12,861	(8)	0	$13.55	04/21/15
	0		18,000 (9)	$18.06	06/29/16

						9,000 (9)	174,600

(1)	The option vested in one third cumulative annual increments beginning April 2, 1999.

(2)	The option vested in one third cumulative annual increments beginning May 20, 2000.

(3)	The option vested in one third cumulative annual increments beginning February 16, 2001.

(4)	The option vested in one third cumulative annual increments beginning December 4, 2001.

(5)	The option vested in one twenty-fourth cumulative monthly increments beginning March 5, 2001.

(6)	The option vested in one third cumulative annual increments beginning May 10, 2003.

(7)	The option vested in one third cumulative annual increments beginning August 13, 2004. The vesting was accelerated and the option became 100% exercisable on November 30, 2005.

(8)	The option vested 100% on November 30, 2005.

(9)	The option and restricted stock vest in one-fifth cumulative annual increments beginning June 29, 2007.

(10)	The option vested in one third cumulative annual increments beginning August 1, 2003.
  Option Exercises and Stock Vested Table
     The following table sets forth information concerning each exercise of stock options during the fiscal year ended November 30, 2006 by each of our executive officers named in the Summary Compensation Table above on an aggregated basis (there was no vesting of restricted stock during the fiscal year ended November 30, 2006 for any of our named executive officers):

OPTION EXERCISES AND STOCK VESTED – YEAR ENDED NOVEMBER 30, 2006

	Option Awards
	Number of
	Shares	Value
	Acquired	Realized
	on	on
	Exercise	Exercise
Name	(#)	($) (1)
Bruce J. Barrett	50,309	744,645
William M. Iacona	0	0
Dominic J. Spadafore	0	0
Mary Ann Victor	0	0

(1)	“Value Realized” represents the market price of the underlying securities at exercise, based on the closing sale prices on the date of exercise, minus the aggregate exercise price of the options.
  Potential Payments Upon Termination or Change-in-Control
     We have entered into agreements and we maintain plans that will require us to provide compensation to our officers named in the Summary Compensation Table above in the event of a termination of employment or a change in control of us. See “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” for a description of our Employment Agreements with Messrs. Barrett and Spadafore, our Change in Control, Invention, Confidentiality, Non-Compete and Non-Solicitation Agreements with Mr. Iacona and Ms. Victor, the terms of our options and restricted stock awards that become 100 percent exercisable upon specified changes in control of us and how the payment and benefit levels are determined in connection with terminations of employment. The amount of compensation payable to each named executive officer in each situation is listed in the tables below.
     The following table describes and quantifies the estimated payments and benefits that would be provided upon termination or a change in control of us for Bruce J. Barrett, our President and Chief Executive Officer:

	Termination
		Employment
	Employment	Agreement			Change
	Agreement	No			in
Benefits and Payments (1)	Severance (2)	Severance (3)	Death	Disability	Control (4)
Base Salary ($315,000)	$315,000	$0	$0	$0	$0
Bonus (65% of Base Salary) (5)	287,067	0	0	0	0
Options (Accelerated Vesting) (4)	0	0	0	0	48,240
Restricted Stock (Accelerated Vesting) (4)	0	0	0	0	349,200
Life Insurance Proceeds (6)	0	0	200,000	0	0
Disability Insurance Proceeds (7)	0	0	0	3,471,000	0
Insurance Premiums (Life, Health and Disability) (8)	22,952	0	0	0	0
Company Car	8,605	0	0	0	0
Cell Phone	1,809	0	0	0	0
Internet Access	964	0	0	0	0

Total	$636,397	$0	$200,000	$3,471,000	$397,440

(1)	For purposes of this analysis, we have assumed that Mr. Barrett is terminated on November 30, 2006, when his base salary was $315,000, his target bonus was 65% of his base salary, and $119,367 of his bonus for fiscal 2006 had been paid (the quarterly sales portion of his bonus for the first three quarters of fiscal 2006). The base salary, bonus, company car, cell phone and Internet access payments are due in a lump sum from us.

(2)	Mr. Barrett’s employment agreement provides him with the same severance payments upon (1) termination of employment by us without Cause, (2) termination of employment by Mr. Barrett for Good Reason, or (2) the employment agreement expiring without our offering to renew it on the same terms for at least one year.

(3)	This column covers termination of Mr. Barrett’s employment under his employment agreement by us for Cause or by Mr. Barrett without Good Reason.

(4)	See “Accelerated Vesting of Options and Restricted Stock Upon a Change in Control” below for a description of the assumptions underlying the calculation of the value of accelerated vesting of unvested options and restricted stock. The above table does not include the benefit of the continuation of vested options after termination. Mr. Barrett had vested options to purchase 711,610 common shares as of November 30, 2006, with a value of $11,039,017 at that date. The change in control benefits increase the termination benefits payable in connection with termination of employment that are in connection with a change in control.

(5)	Mr. Barrett’s employment agreement provides him with the target bonus for the year of termination ($203,217, see “Grants of Plan-Based Awards”) plus a pro rata portion of the target bonus for the portion of the year through the date of termination ($203,217 if termination is November 30, 2006), less amounts already paid ($119,367 through November 30, 2006). Mr. Barrett’s target bonus for fiscal 2007 is currently higher (65% of $315,000, or $204,750, subject to increase if his salary or target bonus percentage increases during the year).

(6)	The life insurance proceeds represent the aggregate face value of life insurance policies for which we pay the premiums and Mr. Barrett designates the beneficiary. The payments are actually paid by the life insurance company in a lump sum. The policy pays twice as much as shown in the table if Mr. Barrett dies in an accident.

(7)	The disability insurance proceeds represent the sum of the disability benefits payable to Mr. Barrett until he reaches age 65 assuming he became totally and permanently disabled on November 30, 2006. The payments are actually paid by our disability insurers and by us (for the $6,500 self-insured short-term disability portion) in monthly installments. The long-term disability insurance payments provide for a three percent cost of living increase each year that is not reflected in the table. The numbers in the table are not discounted to present value.

(8)	These premiums are paid by us when due for one year after termination, except with respect to vision benefits, which are self-insured. The numbers in the table are based on the premiums paid in fiscal 2006, except for the vision benefits, which are based on the estimated maximum benefits payable by us in fiscal 2007.

     The following table describes and quantifies the estimated payments and benefits that would be provided upon termination or a change in control of us for William M. Iacona, our Vice President, Chief Financial Officer, Treasurer and Controller:

	Termination
		CIC
	CIC	Agreement			Change
	Agreement	No			in
Benefits and Payments (1)	Severance (2)	Severance (3)	Death	Disability	Control (4)
Base Salary ($124,852)	$124,852	$0	$0	$0	$0
Options (Accelerated Vesting) (4)	0	0	0	0	24,120
Restricted Stock (Accelerated Vesting) (4)	0	0	0	0	174,600
Life Insurance Proceeds (5)	0	0	200,000	0	0
Disability Insurance Proceeds (6)	0	0	0	3,819,800	0

Total	$124,852	$0	$200,000	$3,819,800	$198,720

(1)	For purposes of this analysis, we have assumed that Mr. Iacona is terminated on November 30, 2006, when his base salary was $124,852. The base salary is due in a lump sum from us.

(2)	Mr. Iacona’s Change in Control, Invention, Confidentiality, Non-Compete and Non-Solicitation Agreement provides him with the same severance payments upon termination of employment by us without Cause or by Mr. Iacona for Good Reason 90 days before to one year after a Change of Control of the Company that occurs by June 13, 2008.

(3)	This column covers termination of Mr. Iacona’s employment under his Change in Control, Invention, Confidentiality, Non-Compete and Non-Solicitation Agreement (1) by us for Cause, (2) by Mr. Iacona without Good Reason, or (3) for any reason (other than death or disability) if such termination is not 90 days before to one year after a Change of Control of the Company that occurs by June 13, 2008.

(4)	See “Accelerated Vesting of Options and Restricted Stock Upon a Change in Control” below for a description of the assumptions underlying the calculation of the value of accelerated vesting of unvested options and restricted stock. The above table does not include the benefit of the continuation of vested options after termination. Mr. Iacona had vested options to purchase 111,525 common shares as of November 30, 2006, with a value of $1,674,821 at that date. The change in control benefits increase the termination benefits payable in connection with termination of employment that are in connection with a change in control.

(5)	The life insurance proceeds represent the aggregate face value of life insurance policies for which we pay the premiums and Mr. Iacona designates the beneficiary. The payments are actually paid by the life insurance company in a lump sum. The policy pays twice as much as shown in the table if Mr. Iacona dies in an accident.

(6)	The disability insurance proceeds represent the sum of the disability benefits payable to Mr. Iacona until he reaches age 65 assuming he became totally and permanently disabled on November 30, 2006. The payments are actually paid by our disability insurers and by us (for the $6,500 self-insured short-term disability portion) in monthly installments. The long-term disability insurance payments provide for a three percent cost of living increase each year that is not reflected in the table. The numbers in the table are not discounted to present value.
     The following table describes and quantifies the estimated payments and benefits that would be provided upon termination or a change in control of us for Dominic J. Spadafore, our Vice President, Sales and Marketing:

	Termination
		Employment
	Employment	Agreement			Change
	Agreement	No			in
Benefits and Payments (1)	Severance (2)	Severance (3)	Death	Disability	Control (4)
Base Salary ($160,477)	$160,477	$0	$0	$0	$0
Options (Accelerated Vesting) (4)	0	0	0	0	24,120
Restricted Stock (Accelerated Vesting) (4)	0	0	0	0	174,600
Life Insurance Proceeds (5)	0	0	200,000	0	0
Disability Insurance Proceeds (6)	0	0	0	3,172,850	0

Total	$160,477	$0	$200,000	$3,172,850	$198,720

(1)	For purposes of this analysis, we have assumed that Mr. Spadafore is terminated on November 30, 2006, when his base salary was $160,477. The base salary is due in a lump sum from us.

(2)	Mr. Spadafore’s employment agreement provides him with the same severance payments upon termination of employment by us without Cause or by Mr. Spadafore for Good Reason 90 days before to one year after a Change of Control of the Company that occurs by June 13, 2008.

(3)	This column covers termination of Mr. Spadafore’s employment under his employment agreement (1) by us for Cause, (2) by Mr. Spadafore without Good Reason, or (3) for any reason (other than death or disability) if such termination is not 90 days before to one year after a Change of Control of the Company that occurs by June 13, 2008.

(4)	See “Accelerated Vesting of Options and Restricted Stock Upon a Change in Control” below for a description of the assumptions underlying the calculation of the value of accelerated vesting of unvested options and restricted stock. The above table does not include the benefit of the continuation of vested options after termination. Mr. Spadafore had vested options to purchase 117,680 common shares as of November 30, 2006, with a value of $1,823,688 at that date. The change in control benefits increase the termination benefits payable in connection with termination of employment that are in connection with a change in control.

(5)	The life insurance proceeds represent the aggregate face value of life insurance policies for which we pay the premiums and Mr. Spadafore designates the beneficiary. The payments are actually paid by the life insurance company in a lump sum. The policy pays twice as much as shown in the table if Mr. Spadafore dies in an accident.

(6)	The disability insurance proceeds represent the sum of the disability benefits payable to Mr. Spadafore until he reaches age 65 assuming he became totally and permanently disabled on November 30, 2006. The payments are actually paid by our disability insurers and by us (for the $6,500 self-insured short-term disability portion) in monthly installments. The long-term disability insurance payments provide for a three percent cost of living increase each year that is not reflected in the table. The numbers in the table are not discounted to present value.
     The following table describes and quantifies the estimated payments and benefits that would be provided upon termination or a change in control of us for Mary Ann Victor, our Vice President and Chief Administrative Officer and Secretary:

	Termination
		CIC
	CIC	Agreement			Change
	Agreement	No			in
Benefits and Payments (1)	Severance (2)	Severance (3)	Death	Disability	Control (4)
Base Salary ($138,117)	$138,117	$0	$0	$0	$0
Options (Accelerated Vesting) (4)	0	0	0	0	24,120
Restricted Stock (Accelerated Vesting) (4)	0	0	0	0	174,600
Life Insurance Proceeds (5)	0	0	200,000	0	0
Disability Insurance Proceeds (6)	0	0	0	2,205,950	0

Total	$138,117	$0	$200,000	$2,205,950	$198,720

(1)	For purposes of this analysis, we have assumed that Ms. Victor is terminated on November 30, 2006, when her base salary was $138,117. The base salary is due in a lump sum from us.

(2)	Ms. Victor’s Change in Control, Invention, Confidentiality, Non-Compete and Non-Solicitation Agreement provides her with the same severance payments upon termination of employment by us without Cause or by Ms. Victor for Good Reason 90 days before to one year after a Change of Control of the Company that occurs by June 13, 2008.

(3)	This column covers termination of Ms. Victor’s employment under her Change in Control, Invention, Confidentiality, Non-Compete and Non-Solicitation Agreement (1) by us for Cause, (2) by Ms. Victor without Good Reason, or (3) for any reason (other than death or disability) if such termination is not 90 days before to one year after a Change of Control of the Company that occurs by June 13, 2008.

(4)	See “Accelerated Vesting of Options and Restricted Stock Upon a Change in Control” below for a description of the assumptions underlying the calculation of the value of accelerated vesting of unvested options and restricted stock. The above table does not include the benefit of the continuation of vested options after termination. Ms. Victor had vested options to purchase 153,261 common shares as of November 30, 2006, with a value of $2,319,177 at that date. The change in control benefits increase the termination benefits payable in connection with termination of employment that are in connection with a change in control.

(5)	The life insurance proceeds represent the aggregate face value of life insurance policies for which we pay the premiums and Ms. Victor designates the beneficiary. The payments are actually paid by the life insurance company in a lump sum. The policy pays twice as much as shown in the table if Ms. Victor dies in an accident.

(6)	The disability insurance proceeds represent the sum of the disability benefits payable to Ms. Victor until she reaches age 65 assuming she became totally and permanently disabled on November 30, 2006. The payments are actually paid by our disability insurers and by us (for the $6,500 self-insured short-term disability portion) in monthly installments. The long-term disability insurance payments provide for a three percent cost of living increase each year that is not reflected in the table. The numbers in the table are not discounted to present value.
     Below is a description of the assumptions used in creating the tables above and the definitions, conditions and obligations relating to the agreements described in those tables. Unless otherwise noted the descriptions of the payments below are applicable to all of the above tables relating to potential payments upon termination or change in control.
     401(k) Plan. The above tables do not include benefits under our 401(k) plan, because that plan does not discriminate in scope, terms or operation in favor of our executive officers and is available generally to all of our salaried employees.
     Accelerated Vesting of Options and Restricted Stock Upon a Change in Control. Options and restricted stock granted under our plans accelerate upon a Change in Control (as defined below) regardless of whether employment also terminates.

     The numbers in the tables assume that the benefit of acceleration for the options equals the difference between the closing sales price of our common shares on November 30, 2006 ($19.40 per share) and the exercise price of the unvested options multiplied by the number of common shares underlying the unvested options held by the executive at November 30, 2006.
     The numbers in the tables assume that the benefit of acceleration for the restricted stock equals the closing sales price of our common shares on November 30, 2006 ($19.40 per share) multiplied by the number of common shares subject to the unvested restricted stock held by the executive at November 30, 2006.
     In addition, terminated executive officers’ vested options do not expire upon termination of their employment, unless such termination is by us for cause. The above tables do not include the benefit of the continuation of such vested options after termination because that value can be realized before termination by exercise of the options. Footnotes to the above tables, however, disclose the difference between the market value of the common shares underlying vested options held by the executive at November 30, 2006 (valued at the closing sales price of our common shares at November 30, 2006) and the exercise prices of those options.
     Cause. For purposes of Mr. Barrett’s and Mr. Spadafore’s employment agreements and Mr. Iacona’s and Ms. Victor’s Change in Control, Invention, Confidentiality, Non-Compete and Non-Solicitation Agreements, “Cause” means (1) the executive’s continued failure (after notice and at least 30 days to cure such failure) to make a good faith effort to perform the executive’s employment duties, (2) any breach by the executive of his or her invention, confidentiality, non-competition and non-solicitation covenants, or (3) the executive’s conviction of a felony involving dishonesty or fraud.
     Good Reason. For purposes of Mr. Barrett’s and Mr. Spadafore’s employment agreements and Mr. Iacona’s and Ms. Victor’s Change in Control, Invention, Confidentiality, Non-Compete and Non-Solicitation Agreements, “Good Reason” means (1) a decrease (without the executive’s consent) in the executive’s compensation, incentives and benefits, (2) a substantial change (without the executive’s consent) in the executive’s duties or responsibilities, (3) any requirement (to which the executive does not consent) that the executive change his or her primary place of business to be outside the metropolitan Detroit area, or (4) the failure of a successor to our business to assume our obligations under the applicable agreement.
     Change in Control. For purposes of Mr. Barrett’s and Mr. Spadafore’s employment agreements, Mr. Iacona’s and Ms. Victor’s Change in Control, Invention, Confidentiality, Non-Compete and Non-Solicitation Agreements, and our 2005 Stock Incentive Plan, “Change in Control” means
•	the acquisition by any person or group of beneficial ownership of 40% or more of our outstanding common shares (generally excluding acquisitions directly from us, by us, or by employee benefit plans sponsored by us).

•	individuals who constituted the board at the date of the applicable agreement or plan (together with directors approved by at least a majority of those individuals who are still serving and directors previously so approved) cease to constitute at least a majority of the board members.

•	the consummation of a reorganization, merger or consolidation of us, or a sale or other disposition of all or substantially all of our assets, unless
•	our shareholders continue to own (in substantially the same proportions) at least 60% of the outstanding voting securities of the entity resulting from that transaction,

•	there is no new 40% owner (other than us, our benefit plans, our subsidiaries, and the entity resulting from the transaction), and

•	individuals who were members of the incumbent board constitute at least a majority of the members of the board of the entity resulting from the transaction, or
•	the consummation of a plan of our complete liquidation or dissolution.
     Non-Competition, Non-Solicitation, Confidentiality and Assignment of Inventions. Mr. Barrett and Mr. Spadafore, under their employment agreements, and Mr. Iacona and Ms. Victor, under their Change in Control, Invention, Confidentiality, Non-Compete and Non-Solicitation Agreements have agreed, in part in exchange for the severance benefits provided in those agreements:
•	that during the term of his or her employment and for one year after termination of his or her employment, he or she will not, directly or indirectly,
•	engage in activities in connection with patches for ventricular restoration, cerebral (for Mr. Barrett: and/or somatic) oximeters, related sensors or products sold by us during the term of his or her employment,

•	be employed by or have a financial interest in any person or entity that manufactures, assembles or sells any of those products (except for investments in up to three percent of the stock of public companies with which he is she is not otherwise affiliated), or

•	solicit any entity that he or she knows was one of our customers during the year before his or her employment terminated to supply such products
•	that during the term of his or her employment and for five years after termination of his or her employment, he or she will not, directly or indirectly,
•	solicit or attempt to hire one of our employees or consultants or any person he or she knows was an employee or consultant during the year before his or her employment terminated (except, for Mr. Barrett, persons terminated by us and persons terminated for at least six months), or

•	encourage any such person to terminate his or her employment or consultation with us,
•	not to disclose or appropriate our confidential information at any time, and that all materials pertaining to the confidential information are our property, and

•	that any inventions that the employee makes during his or her employment with us and relating to our business are our property.
Breach of these provisions can generally be waived by amending the applicable agreement by mutual agreement of the parties.

  Compensation of Directors
     The following table sets forth information concerning the compensation of our directors for the fiscal year ended November 30, 2006:
DIRECTOR COMPENSATION — YEAR ENDED NOVEMBER 30, 2006

	Fees
	Earned
	or Paid	Option
	in Cash	Awards	Total
Name (1)	($)	($) (2)	($)
James I. Ausman, M.D., Ph.D	13,500	8,508	22,008
Daniel S. Follis	13,500	8,508	22,008
Robert R. Henry	13,500	8,508	22,008
Richard R. Sorensen (3)	8,000	8,660	16,660

(1)	Bruce J. Barrett is not included in the table because he is also a named executive officer in the Summary Compensation Table above. He receives no additional compensation for his service as one of our directors.

(2)	The grant date fair values of the option awards listed in the table above were as follows for the following directors: Dr. Ausman – 102,100, Mr. Follis – 102,100, Mr. Henry – 102,100, and Mr. Sorensen – 86,600. For a discussion of the assumptions made in the valuation of the Option Awards, see Note 7 of the Notes to Financial Statements, included in our annual report to shareholders for the fiscal year ended November 30, 2006, which accompanies this proxy statement. As of November 30, 2006, the following directors listed in the table above have the following number of option awards outstanding: Dr. Ausman – 44,011, Mr. Follis – 23,500, Mr. Henry – 36,500, and Mr. Sorensen – 10,000.

(3)	Mr. Sorensen became one of our directors on June 13, 2006.
     We refer to our directors who are not our officers or employees as Outside Directors. Effective July 1, 2006, each Outside Director receives a fee of $1,500 a month and reimbursement of reasonable expenses of attending board and board committee meetings. In addition, the board of directors may grant options to Outside Directors on a case by case basis.
     On June 13, 2006, we granted 10,000 non-qualified stock options to Mr. Sorensen under the 2005 Stock Incentive Plan in connection with his appointment as a new director. The options are 10-year options, exercisable at $15.33 a share, the average of the high and low sales prices of the common shares on June 13, 2006. The options vest in one-fifth cumulative annual installments beginning June 13, 2007 and continue to be exercisable after termination of the director’s service unless the director is terminated for cause.
     On June 29, 2006, we granted a total of 30,000 non-qualified stock options to our three Outside Directors (other than Mr. Sorensen) under the 2005 Stock Incentive Plan. The options are 10-year options, exercisable at $18.06 a share, the average of the high and low sales prices of the common shares on June 29, 2006. The options vest in one-fifth cumulative annual installments beginning June 29, 2007 and continue to be exercisable after termination of the director’s service unless the director is terminated for cause.
     Until June 30, 2006, our Outside Directors received a fee of $1,000 a month and reimbursement of reasonable expenses of attending board and board committee meetings. In addition, the board of directors may grant options to Outside Directors on a case by case basis.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on review of the copies of such reports furnished to us during or with respect to fiscal 2006, or written representations that no Forms 5 were required, we believe that during the fiscal year ended November 30, 2006 all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were complied with.
II. PROPOSAL TO APPROVE AN AMENDMENT TO THE
SOMANETICS CORPORATION 2005 STOCK INCENTIVE PLAN
TO INCREASE AUTHORIZED SHARES
     We seek to increase the number of shares subject to the Somanetics Corporation 2005 Stock Incentive Plan. You are being asked to consider and approve an amendment to the plan to increase the number of common shares reserved for issuance under the plan by 600,000 shares, from 600,000 to 1,200,000 shares. The Board of Directors adopted the proposed amendment to the plan on January 17, 2007, subject to the approval of our shareholders, in order to continue to attract and retain officers, other employees, non-employee directors, consultants, advisors, independent contractors and agents. The board of directors believes that is in our best interests and in the interests of our shareholders to approve the proposed amendment to the plan to allow us to continue grant options and award restricted stock and restricted stock units under the plan.
     Pursuant to the plan, 600,000 common shares are currently reserved for issuance upon the exercise of stock options granted under the plan or the award of restricted stock or restricted stock units under the plan. As of February 19, 2007, (1) options to purchase 338,716 common shares were outstanding under the plan, (2) no options granted under the plan had been exercised, (3) 68,000 restricted shares had been awarded and not forfeited under the plan, and (4) 193,284 common shares remained available for issuance upon the exercise of stock options to be granted to participants in the plan or the award of restricted stock or restricted stock units to participants in the plan. The proposed amendment would increase the number of common shares reserved for issuance under the plan by 600,000 shares.

General
     The purposes of the plan are (1) to align the interests of our shareholders and recipients of awards by increasing the recipients’ proprietary interest in our growth and success, (2) to advance our interests by attracting and retaining officers, other employees, non-employee directors, consultants, advisors, independent contractors and agents and (3) to motivate such persons to act in the long-term best interests of the Company and its shareholders.
     The plan permits us to grant stock options, including both nonqualified options and incentive options, restricted stock and restricted stock units, or “RSUs”, to officers, other employees, non-employee directors, consultants, advisors, independent contractors and agents of the Company and its subsidiaries.
     Persons deemed to be our affiliates, i.e., persons who directly or indirectly through one or more intermediaries, control, are controlled by, or are under common control with, us, must resell securities acquired under the plan pursuant to a registration statement under the Securities Act of 1933 and the related rules and regulations, Rule 144 under the Securities Act or an applicable exemption under the Securities Act.
     We are the issuer of the securities offered pursuant to the plan. The common shares, par value $0.01 per share, we issue under the plan may be either our authorized and unissued or reacquired common shares. The plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Internal Revenue Code of 1986.
     As of February 16, 2007, the closing sales price of our common shares was $19.77.
Approval of the Plan Amendment
     Shareholder approval of the proposed amendment to the plan requires the approval by a majority of the votes cast by the holders of common shares at the meeting and entitled to vote on the action. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining approval of this proposal, but will be counted in determining the number of common shares present or represented by proxy in determining whether a quorum is present. We do not intend to place the proposed amendment to the plan into effect unless approval is obtained at the meeting, and such approval is sought, in part, to exempt the awards of equity incentives under the plan from the provisions of Section 162(m) of the Internal Revenue Code of 1986 and in order to comply with the shareholder approval requirements for securities traded on the Nasdaq Global Market.
     The board of directors recommends a vote FOR approval of the proposed amendment to the plan, and your proxy will be so voted unless you specify otherwise.
     The following is a summary of the plan as proposed to be amended, which is qualified in its entirety by reference to the full text of the plan as proposed to be amended and marked to show the proposed changes, which is set forth on Exhibit A to this Proxy Statement.

Administration; Plan Participants
     The Compensation Committee of the Board of Directors or such other committee as may be designated by the Board of Directors or the Board of Directors itself (the “Committee”) will administer the plan. The plan authorizes the Committee to interpret the plan, to make rules relating to the plan, and to make all other determinations that the Committee believes are necessary to administer the plan. To the extent permitted by applicable law, the Committee may delegate some or all of its power and authority to administer the plan to our chief executive officer or any other of our executive officers, but has not done so. The persons administering the plan are entitled to indemnification and reimbursement by us in respect of claims, loss, damage or expense to the full extent permitted by law, except as otherwise may be provided under our Articles of Incorporation or bylaws, and under directors’ and officers’ liability insurance.
     Officers, other employees, non-employee directors, consultants, advisors, independent contractors and agents of the Company and its subsidiaries are eligible to participate in the plan. Approximately eight officers, 64 other employees, four non-employee directors, and one consultant or advisor are currently eligible to participate in our existing equity incentive plans, most of whom have been granted stock options or awarded restricted stock under our plans or independent of our plans. The Committee, in its discretion, will choose participants in the plan from and among the officers, other employees, non-employee directors, consultants, advisors, independent contractors and agents of the Company and its subsidiaries. The Committee will select the participants to be granted awards and determine the type and terms and conditions of awards.
Amendment or Termination of the Plan
     The plan may be terminated at any time by our Board of Directors. Unless sooner terminated, the plan will terminate ten years after it was adopted by our Board of Directors, which was on February 24, 2005. No awards may be granted after termination of the plan, but termination of the plan will not affect the validity of any award outstanding on the date of termination.
     The Board of Directors may amend the plan at any time, subject to any requirement of shareholder approval required by applicable law, rule or regulation, including Section 162(m) and Section 422 of the Internal Revenue Code. No amendment may impair any award which has been granted under the plan without the consent of the holder.
Maximum Awards
     Awards may be granted for a maximum of 600,000 common shares currently, and that amount is proposed to be amended to be 1,200,000 common shares. Any shares subject to any award granted under the plan that are forfeited or not delivered due to the termination of such award or the settlement of such award in cash, and any shares that are delivered to us by a participant or withheld from delivery to a participant for purposes of paying the exercise price or tax withholding obligations with respect to an award granted under the plan will become available for future awards under the plan. To the extent necessary for an award to be exempt from the deduction limits under Section 162(m) of the Internal Revenue Code of 1986, as discussed below, the maximum number of shares subject to options granted to any individual during any calendar year may not exceed 300,000 shares. The total fair market value (determined at the time an incentive option is granted) of shares for which incentive options are exercisable for the first time by any individual during any calendar year cannot exceed $100,000.
     The Committee will appropriately adjust the number of shares which may be made the subject of new awards or are then subject to outstanding awards, the option price of each outstanding stock option, and the aggregate number of shares available at any time under the plan to reflect such events as a stock split, stock dividend, or other extraordinary corporate event.
Awards
     Awards granted under the plan will be evidenced by a written agreement between us and each participant, which will be in accordance with the plan and may contain restrictions and limitations that do not violate the terms of the plan. The Committee may grant a participant one or more of the following awards or any combination of them.
  Stock Options.
     The Committee may grant either incentive options meeting the definition of incentive stock option under Section 422 of the Internal Revenue Code of 1986, or nonqualified options not meeting that definition, or any combination of incentive and nonqualified options. The exercise price for options may not be less than 100% (110% in the case of an incentive option granted to a participant owning more than 10% of our voting shares) of the fair market value of our common shares on the grant date. Incentive options may only be granted to our employees or employees of any of our subsidiaries in which we own directly or indirectly 50% or more of the combined voting power of all classes of its stock.
     Incentive options are generally nontransferable by a participant other than by will or the laws of descent and distribution and stock options will be exercisable, during the lifetime of the participant, only by the participant. However, the Committee may allow in an award agreement for the transfer of a nonqualified option.
     The Committee will determine the conditions to the exercisability of each option and the terms relating to the exercise or cancellation of an option upon a termination of employment or service. Each option will be exercisable for no more than ten years after its date of grant, except that an incentive option granted to a participant owning more than 10% of our voting shares will be exercisable for no more than five years after its date of grant.
     Upon exercise of an option, the purchase price may be paid in cash, by delivery of previously owned common shares or, to the extent permitted by law, under a cashless exercise program with a brokerage firm.

     The Committee will not amend or replace previously granted options in a transaction that constitutes a “repricing” under the Nasdaq Stock Market Marketplace Rules without the approval of our shareholders.
  Restricted Stock Awards and RSUs.
     The Committee may grant restricted stock or RSUs to a participant. Restricted stock and RSUs are nontransferable and will have an established restriction period that may differ for each participant and with respect to all or any portion of the same award. An award of restricted stock or RSUs will be subject to the participant’s continued employment or service during the restriction period. Participants are entitled to all dividend and voting rights with respect to restricted stock. A participant will have no stock ownership interest as a result of being granted RSUs, but the Committee may allow a participant to receive dividend equivalents on such units.
     At the expiration of the restriction period, (1) with respect to restricted stock, we will reissue stock certificates to the participant or the legal representative of the participant’s estate without a legend, and (2) with respect to RSUs, we will pay a participant an amount equal to the fair market value of that number of shares to which such RSU relates. The amount paid with respect to an RSU may be paid in cash, common shares (including restricted stock), or any combination, and may be paid currently or on a deferred basis with provision for the payment or crediting of a dividend equivalent. All of the terms relating to the termination of a restriction period, or the forfeiture and cancellation of a restricted stock award or RSU upon a termination of employment or service, whether by reason of disability, retirement, death or any other reason, will be determined by the Committee.
Change in Control
     For purposes of the plan, we would undergo a change in control in the event of certain acquisitions of 40% or more of our common shares, a change in a majority of the Board of Directors, or the consummation of a reorganization, merger or consolidation or sale or disposition of all or substantially all of our assets (unless, among other conditions, our shareholders receive 60% or more of the stock of the surviving company) or the consummation of our liquidation or dissolution.
     Unless otherwise specified in the agreement relating to an award, in the Committee’s discretion, either (1) (a) each restricted stock award and RSU and performance share award will be cancelled in exchange for a cash payment for each share subject to the award in an amount equal to the highest price paid to our shareholders in connection with the change in control, or the fair market value per common share on the date of the change in control, whichever is greater, and (b) each outstanding option will be cancelled in exchange for a cash payment for each share subject to the award in an amount equal to the excess, if any, of the amount determined as described in clause (a) over the applicable exercise price of the option, or (2) all restricted stock and RSUs will become fully vested, all outstanding options will become fully exercisable and an appropriate number of shares, if any, received by our shareholders in any such transaction will be substituted for our common shares subject to outstanding options and other awards, and an appropriate adjustment will be made to any applicable exercise price.

Federal Income Tax Consequences
     The rules governing the tax treatment of stock options, restricted stock awards and RSUs are quite technical. Therefore, the description of the tax consequences set forth below is necessarily general in nature and does not purport to be complete. Also, the statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.
  Stock Options.
     Incentive options granted pursuant to the plan are intended to qualify as “Incentive Stock Options” within the meaning of Section 422 of the Internal Revenue Code of 1986. If the participant makes no disposition of the shares acquired pursuant to exercise of an incentive option within one year after the transfer of the shares to such participant or within two years from the grant of the option, the participant will realize no taxable income as a result of the grant or exercise of such option (except for purposes of the alternative minimum tax upon the exercise of such option), and any gain or loss that is subsequently realized may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, we will not be entitled to a deduction for federal income tax purposes with respect to either the grant of such incentive options or the transfer of shares upon their exercise.
     If incentive option shares are disposed of prior to the expiration of these time periods, the participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (1) the excess of the market value of the shares on the date of exercise over the option price, or (2) the gain recognized on such disposition. In general, this amount will be deductible by us for federal income tax purposes in the same year, as long as the amount constitutes reasonable compensation. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.
     A participant who acquires shares by exercise of a nonqualified option generally realizes as taxable ordinary income, at the time of exercise, the excess of the fair market value of the shares on the date of exercise over the exercise price. In general, this amount will be deductible by us in the same year, as long as the amount constitutes reasonable compensation and we satisfy federal income tax withholding requirements. Subsequent appreciation or decline in the value of the shares on the sale or other disposition of the shares will generally be treated as capital gain or loss.
  Restricted Stock Awards.
     A participant who is granted a restricted stock award under the plan is not required to include the value of the shares subject to such award in ordinary income until the first time the participant’s rights in the shares are transferable or are not subject to substantial risk of forfeiture, whichever occurs earlier, unless the participant timely files an election under

Section 83(b) of the Internal Revenue Code of 1986 to be taxed on the receipt of the shares. In either case, the amount of income will equal the fair market value of the shares at the time the income is recognized. We will ordinarily be entitled to a deduction, in the amount of the ordinary income recognized by the participant, at the same time the participant recognizes such income, as long as the amount constitutes reasonable compensation and we satisfy federal income tax withholding requirements.
  RSUs.
     A participant who is granted an RSU will generally not recognize any income upon the grant of the award. The participant will generally recognize as ordinary income an amount equal to the amount of any cash received and the fair market value of any shares transferred to the participant upon the vesting of such award. We will ordinarily be entitled to a deduction, in the amount of the ordinary income recognized by the participant, at the same time the participant recognizes such income, as long as the amount constitutes reasonable compensation and we satisfy federal income tax withholding requirements.
  Section 162(m).
     Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to the following employees in a taxable year to the extent such compensation exceeds $1 million: our chief executive officer and our four highest compensated executive officers (other than our chief executive officer). Compensation attributable to awards under the plan to a covered employee, alone or when combined with other types of compensation received by the covered employee from us, may cause this limitation to be exceeded in any particular year. Certain types of compensation, however, including so-called “performance-based compensation,” are disregarded for purposes of the deduction limitation. Compensation attributable to stock options having an exercise price not less than the fair market value of our common shares on the grant date may qualify as performance-based compensation under the plan.
  Withholding Payments.
     If, upon the grant, release of restrictions or settlement of or in respect of an award, or upon any other event or transaction under or relating to the plan, we must pay amounts for federal income or employment tax withholding, the Committee will determine whether we appropriately reduce the amount of stock, cash or other property to be paid to the participant or whether the participant must pay such amount to us to enable us to pay or to reimburse us for paying such income or employment tax withholding. We may permit withholding taxes to be paid by the participant in cash, by delivery of previously owned common shares, by withholding common shares or, to the extent permitted by law, under a cashless exercise program with a brokerage firm.

  Section 409A
     Section 409A was added to the Code at the end of 2004 by the American Job Creation Act of 2004. Section 409A makes significant changes to the tax treatment of certain types of deferred compensation. Failure to comply with the requirements of Section 409A results in current income of amounts deferred, along with interest and a significant tax penalty. Certain types of equity-based compensation are exempt from Section 409A. We intend to operate the plan so that all grants under the plan are exempt from Section 409A. The tax discussion above assumes that the plan is in fact operating in this manner.
     The foregoing general tax discussion is intended for the information of shareholders considering how to vote with respect to this proposal and not as tax guidance to participants in the plan. Different tax rules may apply to specific participants and transactions under the plan, and participants are strongly urged to consult their own tax advisors regarding the federal, state, local and any other tax consequences to them of participating in the plan.
Accounting Treatment
     Statement of Financial Accounting Standards No. 123 (revised), “Share Based Payment” requires that compensation costs related to share-based payment transactions, including stock options, restricted stock and RSUs, be recognized in the financial statements at their fair value on the date of grant spread over any applicable vesting period.
New Plan Benefits
     If the shareholders do not approve the amendment to the plan, any awards granted under the amendment to the plan will be void. The actual amounts that would be awarded under the amendment to the plan, including the actual benefits or amounts that would be received by or allocated to executive officers, directors, and non-executive officer employees, cannot be determined at this time.
     The following table sets forth, as to Bruce J. Barrett, William M. Iacona, Dominic J. Spadafore, Mary Ann Victor, all current executive officers as a group, all current directors who are not executive officers as a group, all employees (including officers who are not executive officers) as a group, and all other consultants and advisors, as a group, the options granted and restricted stock awarded under the plan during the fiscal year ended November 30, 2006:

NEW PLAN BENEFITS
Somanetics Corporation 2005 Stock Incentive Plan

	Number of Common	Number of Common
	Shares Subject to Options	Shares Subject to Restricted
	Granted Under the Plan	Stock Awards Under the Plan
	In the Fiscal Year Ended	In the Fiscal Year Ended
Name and Position	November 30, 2006	November 30, 2006
Bruce J. Barrett, President and Chief Executive Officer	36,000	18,000
William M. Iacona, Vice President, Chief Financial Officer, Treasurer and Controller	18,000	9,000
Dominic J. Spadafore, Vice President, Sales and Marketing	18,000	9,000
Mary Ann Victor, Vice President and Chief Administrative Officer and Secretary	18,000	9,000
All current executive officers as a group (4 persons)	90,000	45,000
All current directors who are not executive officers as a group (4 persons)	40,000	0
All employees (including officers) who are not executive officers as a group (21 persons)	104,000	23,000
All other consultants and advisors as a group (1 person)	5,000	0
     The dollar values of these options cannot be determined because they depend on the market value of the underlying shares on the date of exercise. No associate of any director, nominee or executive officer has been granted options or awarded restricted stock under the plan. In addition, no person not named above has received five percent or more of the options authorized under the plan, in the aggregate.
Equity Compensation Plan Information
     The following information is provided as of November 30, 2006 with respect to compensation plans, including individual compensation arrangements, under which our equity securities are authorized for issuance:

			(c)
			Number of securities
	(a)	(b)	remaining available for
	Number of securities to	Weighted-average	future issuance under
	be issued upon exercise	exercise price of	equity compensation plans
	of outstanding options,	outstanding options	(excluding securities
Plan category	warrants and rights	warrants and rights	reflected in column (a))
Equity compensation plans approved by security holders (1)	2,000,490	$6.14	193,284
Equity compensation plans not approved by security holders (2)	71,500	$2.35	0

Total	2,071,990		193,284

(1)	These plans consist of: (a) the 1991 Incentive Stock Option Plan, which terminated in 2001 except for the options granted before that date, (b) the Somanetics Corporation 1997 Stock Option Plan, which terminated in 2007 except for the options granted before that date, and (c) the Somanetics Corporation 2005 Stock Incentive Plan. All of the securities disclosed in column (c) are available for issuance under the 2005 Stock Incentive Plan, which permits us to grant stock options, restricted stock and restricted stock units. The table does not include the proposed amendment to the 2005 Stock Incentive Plan described in this Part II.

(2)	These plans consist of non-qualified options to purchase 71,500 common shares granted to one current executive officer and one advisor, independent of our stock option plans (including one option granted in fiscal 2002 as an inducement essential to a new executive officer entering into an employment agreement with us, which currently represents the right to purchase 70,000 common shares ). The options are subject to anti-dilution adjustments.
     The options granted independent of our stock option plans were granted on April 24, 1997 and August 1, 2002. All of the options have vested. Options granted to one current officer and vested at the time of termination of employment, continue to be exercisable until the original termination date notwithstanding such termination, unless such termination is for cause, in which case such options expire at the date of such termination. The option expires at the date of termination of consultation, unless extended in the discretion of the Compensation Committee of our board of directors.
     The non-plan options expire 10 years after they were granted. The exercise prices of these options, which were at least the fair market value of the underlying common shares on the date of grant, range from $2.30 to $4.75. At the time these options are exercised, the optionee must pay the full option price for all shares purchased:
•	in cash, or

•	with the consent of the Compensation Committee or the board of directors, in its discretion, and to the extent permitted by applicable law,

•	in common shares,

•	by a promissory note payable to the order of us that is acceptable to the Compensation Committee or the board of directors,

•	by a cash down payment and a promissory note for the unpaid balance,

•	subject to any conditions established by the Compensation Committee or the board of directors, by having us retain from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price,

•	by delivery to us of written notice of the exercise, in such form as the Compensation Committee or the board of directors may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to us full payment for the shares with respect to which the option is exercised from the proceeds of the stock broker’s sale of the shares or loan against them,

•	in such other manner as the Compensation Committee or the board of directors determines is appropriate, in its discretion.
     Specified consolidations, mergers, transfers of substantially all of our properties and assets, dissolutions, liquidations, reorganizations or reclassifications in such a way that holders of common shares are entitled to receive stock, securities, cash or other assets with respect to, or in exchange for, their common shares, are each referred to as a “Transaction.” If we engage in a Transaction, then each holder of a non-plan option after consummation of the Transaction will be entitled to receive (for the same aggregate exercise price) the stock and other securities, cash and assets the holder would have received in the Transaction if he or she had exercised the option in full immediately before consummation of the Transaction.
     In addition, in connection with a Transaction, the Compensation Committee or the board of directors, acting in its discretion without the consent of any holder of any non-plan option and regardless of any other provision of the option, may:
•	permit such options to be exercised in full for a limited period of time, after which all unexercised options and all rights of holders of such options would terminate,

•	permit such options to be exercised in full for their then remaining terms, or

•	require all such options to be surrendered to us for cancellation and payment to each holder in cash of the excess of the fair market value of the underlying common shares as of the date the Transaction is effective over the exercise price, less any applicable withholding taxes.
     The Compensation Committee or the board of directors may not select an alternative for a holder that would result in his or her liability under Section 16(b) of the Exchange Act, without the holder’s consent. If all of the alternatives have such a result, the Compensation Committee or board of directors will take action to put the holder in as close to the same position as he or she would have been in if one of the alternatives described above had been selected, but without resulting in any payment by the holder under Section 16(b) of the Exchange Act. With the consent of each holder, the Compensation Committee or board of directors may make such provision with respect to any Transaction as it deems appropriate.

     The options may not be transferred other than by will or by the laws of descent and distribution, and during the optionee’s lifetime, the option is exercisable only by the optionee.
III. OTHER MATTERS
Annual Report
     A copy of our Annual Report to Shareholders for the fiscal year ended November 30, 2006 accompanies this proxy statement. We file an Annual Report on Form 10-K with the Securities and Exchange Commission. We will provide, without charge, to each person being solicited by this proxy statement, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended November 30, 2006 (as filed with the Securities and Exchange Commission, excluding exhibits for which a reasonable charge shall be imposed). All such requests should be directed to Somanetics Corporation, 1653 East Maple Road, Troy, Michigan 48083-4208, Attention: Investor Relations Department.
Independent Accountants
     Deloitte & Touche LLP are our independent accountants, have reported on the financial statements in our 2006 Annual Report to Shareholders, which accompanies this proxy statement, and have served as our independent accountants for many years. Our independent accountants are appointed by the Audit Committee of our board of directors. We will not select our independent accountants for the fiscal year ending November 30, 2007 until later in our fiscal year.
     A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement at the meeting if she desires to do so. The representative will also be available to respond to appropriate questions.
     The following table presents aggregate fees billed for each of the years ended November 30, 2006 and 2005 for professional services rendered by Deloitte & Touche LLP in the following categories:

	Fiscal Year Ended
	November 30,
	2006	2005
Audit Fees (1)	$299,825	$306,850
Audit-Related Fees	$0	$0
Tax Fees (2)	$46,350	$60,550
All Other Fees	$0	$0

(1)	Consists of fees for the audit of our annual financial statements and the audit of our internal controls over financial reporting, review of financial statements included in our Form 10-Qs, and services provided in connection with our Registration Statement on Form S-8 in connection with our 2005 Stock Incentive Plan in fiscal 2005.

(2)	Consists of tax return preparation fees.
     In accordance with Section 10A(i) of the Exchange Act, before Deloitte & Touche LLP is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. None of the audit-related, tax and other services described in the table above were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.
Shareholder Proposals
     Proposals of shareholders that are intended to be presented at our 2008 Annual Meeting of Shareholders must be received by our Secretary at our offices, 1653 East Maple Road, Troy, Michigan 48083-4208, no later than October 31, 2007 to be considered for inclusion in the proxy statement and proxy relating to that meeting. Such proposals should be sent by certified mail, return receipt requested.
     We must receive notice of any proposals of shareholders that are intended to be presented at our 2008 Annual Meeting of Shareholders, but that are not intended to be considered for inclusion in our proxy statement and proxy related to that meeting, no later than January 14, 2008 to be considered timely. Such proposals should be sent by certified mail, return receipt requested and addressed to Somanetics Corporation, 1653 East Maple Road, Troy, Michigan 48083-4208, Attention: Investor Relations Department. If we do not have notice of the matter by that date, our form of proxy in connection with that meeting may confer discretionary authority to vote on that matter, and the persons named in our form of proxy will vote the shares represented by such proxies in accordance with their best judgment.
Other Business
     Neither we nor the members of our board of directors intend to bring before the annual meeting any matters other than those set forth in the Notice of Annual Meeting of Shareholders, and none of us has any present knowledge that other matters will be presented for action at the annual meeting by others. However, if other matters are properly presented to the meeting, the persons named in the enclosed proxy intend to vote the shares represented by the proxy in accordance with their best judgment.
By order of the board of directors
Bruce J. Barrett
President and Chief Executive Officer
Troy, Michigan
February 28, 2007

EXHIBIT A
AMENDED AND RESTATED
SOMANETICS CORPORATION
2005 STOCK INCENTIVE PLAN
1. Introduction
     1.1 Purposes.
     The purposes of the Somanetics Corporation 2005 Stock Incentive Plan (this “Plan”) are (1) to align the interests of the Company’s shareholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (2) to advance the interests of the Company by attracting and retaining officers, other employees, non-employee directors, consultants, advisors, independent contractors and agents and (3) to motivate such persons to act in the long-term best interests of the Company and its shareholders.
     1.2 Definitions.
     “Agreement” shall mean the written agreement evidencing an award under this Plan between the Company and the recipient of such award.
     “Board” shall mean the Board of Directors of the Company.
     “Change in Control” shall have the meaning set forth in Section 4.8(b).
     “Code” shall mean the Internal Revenue Code of 1986, as amended.
     “Committee” shall mean the Board or the committee designated by the Board to perform any of the functions and duties of the Committee under the Plan.
     “Common Shares” shall mean the common shares, par value $.01 per share, of the Company.
     “Company” shall mean Somanetics Corporation, a Michigan corporation, or any successor to Somanetics Corporation.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
     “Fair Market Value” shall mean the average of the high and low transaction prices of a Common Share on The Nasdaq SmallCap Market on the date as of which such value is being determined or, if the Common Shares are not listed on The Nasdaq SmallCap, the average of the high and low transaction prices of a Common Share on the principal market on which the Common Shares are traded on the date as of which such value is being determined, or if there shall be no reported transaction for such date, on the next preceding date for which a transaction was reported; provided, however, that if Fair Market Value for any date cannot be so determined,

Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.
     “Incentive Stock Option” shall mean an option to purchase Common Shares that meets the requirements of Section 422 of the Code, or any successor provision, and that is intended by the Committee to constitute an Incentive Stock Option.
     “Incumbent Board” shall have the meaning set forth in Section 4.8(b)(2).
     “Mature Shares” shall mean previously-acquired Common Shares for which the holder has good title, free and clear of all liens and encumbrances, and which such holder either (1) has held for at least six months or (2) has purchased on the open market.
     “Non Qualified Stock Option” shall mean an option to purchase Common Shares that is not an Incentive Stock Option.
     “Outstanding Common Shares” shall have the meaning set forth in Section 4.8(b)(1).
     “Outstanding Voting Securities” shall have the meaning set forth in Section 4.8(b)(1).
     “Person” shall have the meaning set forth in Section 4.8(b)(1).
     “Restricted Stock” shall mean Common Shares that are subject to a Restriction Period.
     “Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.
     “Restricted Stock Unit” shall mean a right that entitles the holder to receive, upon vesting, one Common Share (which may be Restricted Stock) or cash in an amount equal to the Fair Market Value of one Common Share on the date of vesting.
     “Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.
     “Restriction Period” shall mean any period designated by the Committee during which (1) the Common Shares subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (2) the restrictions applicable to a Restricted Stock Unit Award shall remain in effect.
     “Stock Award” shall mean a Restricted Stock Award or a Restricted Stock Unit Award.
     “Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 25% of the combined voting power of the total outstanding equity interests of such entity.
     “Tax Date” shall have the meaning set forth in Section 4.5.
     “Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

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     1.3 Administration.
     This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (1) options to purchase Common Shares in the form of Incentive Stock Options or Non Qualified Stock Options, and (2) Stock Awards in the form of Restricted Stock or Restricted Stock Units. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of Common Shares and the number of Restricted Stock Units subject to such an award, the exercise price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements of Section 162(m) of the Code and the regulations thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (1) all or any outstanding options shall become exercisable in part or in full, or (2) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock Award or Restricted Stock Unit Award shall lapse. The Committee shall, subject to the terms of this Plan, interpret this Plan and its application and establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive.
     The Committee may, subject to the applicable law (including Section 162(m) of the Code and the regulations thereunder in the case of an award intended to be qualified performance-based compensation), delegate some or all of its power and authority under this Plan to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate.
     No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority under this Plan, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company’s Articles of Incorporation and/or Bylaws, and under any directors’ and officers’ liability insurance that may be in effect from time to time.
     A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (1) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (2) acts approved in writing by all of the members of the Committee without a meeting.

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     1.4 Eligibility.
     Participants in this Plan shall consist of such officers, other employees, non-employee directors, consultants, advisors, independent contractors and agents, and persons expected to become officers, other employees, non-employee directors, consultants, advisors, independent contractors and agents, of the Company or a Subsidiary as the Committee in its sole discretion may select from time to time. For purposes of this Plan, references to employment shall also mean an agency or independent contractor relationship and references to employment by the Company shall also mean employment by a Subsidiary. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.
     1.5 Shares Available.
     (a) Subject to adjustment as provided in Section 4.7, the number of Common Shares that shall be available for awards under this Plan shall be ~~600,000~~ 1,200,000.
     (b) The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of substitute awards) and make adjustments if the number of Common Shares actually delivered differs from the number of shares previously counted in connection with an award. To the extent that Common Shares subject to an outstanding award granted under this Plan are not issued or delivered to the holder of the award or are returned to the Company by the holder of the award by reason of (1) the expiration, termination, cancellation or forfeiture of such award, (2) the settlement of such award in cash, or (3) the delivery or withholding of Common Shares to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such Common Shares shall again be available under this Plan. This Section 1.5(b) shall apply to Incentive Stock Options only to the extent consistent with application Internal Revenue Service regulations relating to Incentive Stock Options under the Code.
     (c) Common Shares shall be made available from authorized and unissued Common Shares, or authorized and issued Common Shares reacquired and held as treasury shares or otherwise or a combination thereof.
     (d) To the extent necessary for an award to be qualified performance based compensation under Section 162(m) of the Code and the regulations thereunder, the maximum number of Common Shares with respect to which options may be granted during any calendar year to any person shall be 300,000, subject to adjustment as provided in Section 4.7. All shares with respect to which an award is granted under this Plan shall be counted for purposes of the per-person share limitation of this Section 1.5(d), regardless of whether the recipient of the award does not realize the benefit of the award as a result of forfeiture, cancellation, expiration, termination or other event. If a stock option is modified after grant to reduce its exercise price, the modified stock option shall be treated as a newly granted stock option for purposes of this per-person share limitation, with the shares covered by both the original and the modified grant counting against the number of available shares under this per-person share limitation.

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2. Stock Options
     2.1 Stock Options.
     The Committee may, in its discretion, grant options to purchase Common Shares to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option shall be a Non-Qualified Stock Option. An Incentive Stock Option may not be granted to any person who is not an employee of the Company or any subsidiary (as defined in Section 424 of the Code). Each Incentive Stock Option shall be granted within ten years of the date this Plan is adopted by the Board. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Common Shares with respect to which options designated as, or intended to be, Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the maximum amount (currently $100,000) established by the Code, such options shall constitute Non-Qualified Stock Options.
     Options shall be subject to the following terms and conditions and shall be subject to such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:
     (a) Number of Shares and Purchase Price. The number of Common Shares subject to an option and the purchase price per Common Share purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per Common Share purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a “Ten Percent Holder”), the purchase price per Common Share shall not be less than the minimum price (currently 110% of Fair Market Value) required by the Code in order for the option to constitute an Incentive Stock Option.
     (b) Exercise Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole Common Shares.
     (c) Method of Exercise. An option may be exercised (1) by giving written notice to the Company specifying the number of whole Common Shares to be purchased

5

and by accompanying such notice with payment therefor in full (or by arranging for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of Mature Shares having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted irrevocable instructions to promptly deliver to the Company full payment for the Common Shares with respect to which the option is exercised from the proceeds of the stockbroker’s sale of or loan against some or all of the Common Shares, or (D) any combination of the foregoing, in each case to the extent set forth in the Agreement relating to the option, and (2) by executing such documents as the Company may reasonably request. Any fraction of a Common Share which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Shares shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 4.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).
     2.2 Termination of Employment or Service.
     Subject to the requirements of the Code, all of the terms relating to the exercise, cancellation, disposition or other treatment of an option upon a termination of employment or service with the Company of the holder of such option, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee.
     2.3 No Repricing of Awards.
     Notwithstanding anything in this Plan to the contrary and subject to Section 4.7, without the approval of shareholders, the Committee will not amend or replace previously granted options in a transaction that constitutes a “repricing,” as such term is used in the Nasdaq Stock Market Marketplace Rules and related interpretations or, if the Common Shares are not listed on The Nasdaq Stock Market, in the rules of the principal market on which the Common Shares are traded.
3. Stock Awards
     3.1 Stock Awards.
     The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Committee may grant Stock Awards under this Plan independently, in lieu of, or in conjunction with, any cash bonus award otherwise payable to an employee pursuant to any bonus or incentive plan maintained by the Company from time to time.
     3.2 Terms of Stock Awards.
     Stock Awards shall be subject to the following terms and conditions and shall be subject to such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

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     (a) Number of Shares and Other Terms. The number of Common Shares subject to a Restricted Stock Award or a Restricted Stock Unit Award, and the Restriction Period applicable to a Restricted Stock Award or a Restricted Stock Unit Award, shall be determined by the Committee.
     (b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award or a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the Common Shares subject to such Restricted Stock Award or the vesting of such Restricted Stock Unit Award if the holder of such award remains continuously in the employment or service of the Company during the specified Restriction Period and for the forfeiture of all or a portion of the Common Shares subject to such Restricted Stock Award or the forfeiture of such Restricted Stock Unit Award if the holder of such award does not remain continuously in the employment or service of the Company during the specified Restriction Period.
     (c) Share Certificates. During the Restriction Period, a certificate or certificates representing a Restricted Stock Award may be registered in the holder’s name or a nominee name at the discretion of the Company and may bear a legend, in addition to any legend which may be required pursuant to Section 4.6, indicating that the ownership of the Common Shares represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All certificates registered in the holder’s name shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the Common Shares subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any Restriction Period (and the satisfaction of any continuation of employment or service requirements) applicable to a Restricted Stock Award or to a Restricted Stock Unit Award payable in whole or in part in Common Shares, in each case subject to the Company’s right to require payment of any taxes in accordance with Section 4.5, a certificate or certificates evidencing ownership of the requisite number of Common Shares shall be delivered to the holder of such award.
     (d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a shareholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Shares; provided, however, that a distribution with respect to Common Shares, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the Common Shares with respect to which such distribution was made.
     (e) Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award (1) shall specify whether such award may be

7

settled in Common Shares (including Restricted Stock) or cash or a combination thereof and (2) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of Common Shares subject to such award. Prior to the settlement of a Restricted Stock Unit Award in Common Shares, the holder of such award shall have no rights as a shareholder of the Company with respect to the Common Shares subject to such award.
     3.3 Termination of Employment or Service.
     All of the terms relating to the termination of the Restriction Period relating to a Restricted Stock Award or a Restricted Stock Unit Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee.
4. General
     4.1 Effective Date and Term of Plan.
     This Plan shall be effective on the date the Board of Directors of the Company adopts this Plan, provided that the shareholders of the Company approve the Plan within 12 months after its adoption by the Board of Directors. This Plan shall terminate ten years after its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. If this Plan is not approved by the shareholders of the Company, this Plan and any awards granted under this Plan shall be null and void.
     4.2 Amendments.
     The Board may amend this Plan as it shall deem advisable, subject to any requirement of shareholder approval required by applicable law, rule or regulation, including Section 162(m) and Section 422 of the Code and the regulations thereunder and any rule of The Nasdaq Stock Market or, if the Common Shares are not listed on The Nasdaq Stock Market, any rule of the principal market on which the Common Shares are then traded. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.
     4.3 Agreement.
     Each award shall be evidenced by an Agreement executed by the Company and the recipient of such award and, upon execution by each party and delivery of the executed Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.
     4.4 Non-Transferability of Awards.
     Unless otherwise specified in the Agreement relating to an award, no award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary

8

designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except to the extent permitted by the second preceding sentence or the Agreement relating to an award, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.
     4.5 Tax Withholding.
     The Company shall have the right to require, prior to the issuance or delivery of any Common Shares or the payment of any cash pursuant to an award made under this Plan, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. In the discretion of the Company (1) the Company may withhold whole Common Shares which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (2) the holder may be permitted to satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of Mature Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) in the case of the exercise of an option, except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted irrevocable instructions to promptly deliver to the Company an amount (in addition to the option exercise price) equal to the withholding tax owing in respect of such option exercised from the proceeds of the stockbroker’s sale of or loan against some or all of the Common Shares subject to the option, or (D) any combination of the foregoing. Any fraction of a Common Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.
     4.6 Restrictions on Shares.
     Each award made under this Plan shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Common Shares subject to such award upon any securities market or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such award or the delivery of shares thereunder, such award shall not be exercised or settled and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Common Shares delivered pursuant to any award made under this Plan bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

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     4.7 Adjustment.
     In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Shares other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding award, the purchase price per security of each outstanding option, and the maximum number of securities with respect to which awards may be granted in any calendar year to any person shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive; provided, however, that no fractional shares shall be issued pursuant to the Plan, no awards may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding award.
     4.8 Change in Control.
     (a) Actions Upon A Change In Control. Notwithstanding any provision in this Plan, unless otherwise specified in the Agreement relating to an award, in the event of a Change in Control, in the Committee’s discretion, either (1) (a) all outstanding options shall immediately become exercisable in full, (b) the Restriction Period applicable to any outstanding Restricted Stock Award or Restricted Stock Unit Award shall lapse, and (c) there shall be substituted for each Common Share available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding Common Share shall be converted pursuant to such Change in Control, if any; provided that in the event of any such substitution, the purchase price per share in the case of an option shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price, or (2) each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to (a) in the case of an option, the number of Common Shares then subject to such option, multiplied by the excess, if any, of the greater of (I) the highest per share price offered to shareholders of the Company in any transaction whereby the Change in Control takes place, or (II) the Fair Market Value of a Common Share on the date of occurrence of the Change in Control. over the purchase price per Common Share subject to the option, and (b) in the case of a Restricted Stock Award or Restricted Stock Unit Award the number of Common Shares or the number of Restricted Stock Units, as the case may be, then subject to such award, multiplied by the greater of (A) the highest per share price offered to shareholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a Common Share on the date of occurrence of the Change in Control.

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     (b) “Change in Control” shall mean:
     (1) the acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 40% or more of either (1) the then outstanding Common Shares of the Company (the “Outstanding Common Shares”) or (2) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (3) of this Section 4.8(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 40% or more of the Outstanding Common Shares or 40% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional Outstanding Common Shares or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;
     (2) individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election, by the Company’s shareholders was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board;
     (3) the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets, of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (1) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Shares and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding Common Shares, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company

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or all or substantially all of the Company’s assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Shares and the Outstanding Voting Securities, as the case may be, (2) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 40% or more of the Outstanding Common Shares or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 40% or more of, respectively, the outstanding Common Shares of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or
     (4) the consummation of a plan of complete liquidation or dissolution of the Company.
     4.9 Deferrals.
     The Committee may determine that the delivery of Common Shares or the payment of cash, or a combination thereof, upon the exercise or settlement of all or a portion of any award made under this Plan shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion.
     4.10 No Right of Participation, Employment or Service.
     No person shall have any right to participate in this Plan. Neither this Plan nor any award made under this Plan shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability under this Plan.
     4.11 Rights as Shareholder.
     No person shall have any right as a shareholder of the Company with respect to any Common Shares or other equity security of the Company which is subject to an award under this Plan unless and until such person becomes a shareholder of record with respect to such Common Shares or equity security.
     4.12 Designation of Beneficiary.
     If permitted by the Company, a holder of an award may file with the Committee a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death. To the extent an outstanding option granted

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under this Plan is exercisable after the holder’s death, such beneficiary or beneficiaries shall be entitled to exercise such option pursuant to procedures prescribed by the Committee.
     Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder’s lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.
     If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding option under this Plan held by such holder at the time of the holder’s death, to the extent then or thereafter exercisable, may be exercised by such holder’s executor, administrator, legal representative or similar person, or as otherwise prescribed under the laws of descent and distribution.
     4.13 Governing Law.
     This Plan, each award under this Plan and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the other laws of the United States, shall be governed by the laws of the State of Michigan and construed in accordance therewith without giving effect to principles of conflicts of laws.
     4.14 Foreign Employees.
     Without amending this Plan, the Committee may grant awards to eligible persons who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or its Subsidiaries operate or have employees.
     4.15 Section 409A of the Code.
     Notwithstanding any other provision of the Plan, no award under the Plan shall have any terms or features (including, without limitation, terms or features relating to the type of award, time of or events triggering vesting, method of exercise or payment of withholding tax, method of settlement, form and timing of consideration payable in settlement, or deferral or other elections), whether at the time of grant or subsequent to the time of grant, that would cause the award to be nonqualified deferred compensation that fails to comply with the requirements under Section 409A of the Code and the guidance and regulations issued thereunder. Moreover, notwithstanding any other provision of the Plan, no action may be taken by the Committee or the Board under or in respect of the Plan (including, without limitation, Plan amendments under Section 4.2 or adjustments under Section 4.7) that would cause the Plan or any award under the Plan to be a nonqualified deferred compensation plan that fails to comply with the requirements of Section 409A of the Code and the guidance and regulations issued thereunder.

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SOMANETICS CORPORATION
PROXY
BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING APRIL 19, 2007
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF SOMANETICS CORPORATION
          The undersigned hereby appoints Bruce J. Barrett and Mary Ann Victor, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the common shares, par value $0.01 per share, of the undersigned in Somanetics Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on April 19, 2007, and at any and all adjournments thereof.
(Continued and to be signed on the reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTOR AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE      ☑

1.	Election of Director:		2. Amendment to the Somanetics Corporation 2005 Stock Incentive Plan to increase the number of common shares reserved for issuance under the plan by 600,000 shares, from 600,000 to 1,200,000 shares

☐	FOR THE NOMINEE	NOMINEE:
Bruce J. Barrett
			FOR ☐	AGAINST ☐	ABSTAIN ☐
☐	WITHHOLD AUTHORITY FOR THE NOMINEE
3.           In their discretion with respect to any other matters that may properly come before the meeting.

The shares represented by this proxy will be voted in accordance with the specifications made herein. The shares represented by this proxy will be voted for the election of the director named in Proposal 1 and for Proposal 2 if no instructions to the contrary are indicated or if no instruction is given.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholer:	Date:	Signature of Shareholer:	Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.